
                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                  LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                      (THE TAX-EXEMPT FUND OF CALIFORNIA)
               AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND

                                     Part B
                      Statement of Additional Information
                                November 1, 2009
                         (as supplemented May 27, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Bond Fund of America, Inc. ("TEBF"),
American High-Income Municipal Bond Fund, Inc. ("AHIM"), Limited Term Tax-Exempt
Bond Fund of America ("LTEX"), The American Funds Tax-Exempt Series II - The
Tax-Exempt Fund of California ("TEFCA") and American Funds Short-Term Tax-Exempt
Bond Fund ("STEX") dated November 1, 2009. The prospectus may be obtained from your financial adviser or by writing to the funds at the following address:

                   The Tax-Exempt Bond Fund of America, Inc.
                 American High-Income Municipal Bond Fund, Inc.
                  Limited Term Tax-Exempt Bond Fund of America
                    The American Funds Tax-Exempt Series II
                      (The Tax-Exempt Fund of California)
                 American Funds Short-Term Tax-Exempt Bond Fund
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                213/486-9200

              TEBF         AHIM         LTEX         TEFCA          STEX
CLASS A       AFTEX        AMHIX        LTEBX        TAFTX          ASTEX
CLASS B       TEBFX        ABHMX        LTXBX        TECBX           N/A
CLASS C       TEBCX        AHICX        LTXCX        TECCX           N/A
CLASS F-1     AFTFX        ABHFX        LTXFX        TECFX          FSTTX
CLASS F-2     TEAFX        AHMFX        LTEFX        TEFEX          ASTFX

                               TABLE OF CONTENTS

Item                                                                  Page no.
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Investment portfolio
Financial statements

                       Tax-Exempt Income Funds -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each fund's net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.

THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax.

..    The fund will not invest in securities that subject fund shareholders to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A-
     or better by Standard & Poor's Corporation ("S&P") or A3 or better by
     Moody's Investors Service ("Moody's") or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated BBB+
     or below by S&P and Baa1 or below by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund may invest up to 10% of its assets in debt securities rated BB+ or below by S&P and Ba1 or below by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund will invest substantially in securities with maturities in excess of three years.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax
     (including securities subject to alternative minimum tax).

..    The fund may invest, without limitation, in securities that may subject fund shareholders to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A+
     or below by S&P or A1 or below by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality.

                       Tax-Exempt Income Funds -- Page 2

..    The fund will invest at least 50% of its assets in debt securities rated
     BBB+ or below by S&P or Baa1 or below by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type
     (however, the fund may not invest 25% or more in municipal securities of the same project type issued by non-governmental entities).

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax and that do not subject fund shareholders to alternative minimum tax.

..    The fund may invest up to 20% of its assets in securities that may subject fund shareholders to federal alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 80% of its assets in debt securities rated A-
     or better by S&P or A3 or better by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality (including money market instruments or cash).

..    The fund may invest up to 20% of its assets in debt securities in the rating category of BBB by S&P and the rating category of Baa by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality. The fund is not normally required to dispose of a security in the event its rating is reduced below BBB- or Baa3 (or if unrated, when its quality falls below the equivalent of BBB- or Baa3).

..    The dollar-weighted average maturity of the fund's portfolio will be between three and 10 years.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both regular federal and California income taxes and that do not subject fund shareholders to alternative minimum tax.

..    The fund may invest up to 20% of its assets in securities that may subject fund shareholders to alternative minimum tax.

..    The fund will invest at least 65% of its assets in debt securities rated
     BBB- or better by S&P or Baa3 or better by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality
     (including money market instruments or cash).

                       Tax-Exempt Income Funds -- Page 3

..    The fund may invest up to 10% of its assets in debt securities rated BB+ or below by S&P and Ba1 or below by Moody's or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund will invest substantially in securities with maturities in excess of three years.

AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND
----------------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax.

..    The fund may invest up to 20% of its assets in securities that subject fund shareholders to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 80% of its assets in debt securities rated
     AA- or Aa3 or better (or in the case of short-term securities, those rated in the highest quality category) by a Nationally Recognized Statistical
     Rating Organization ("NRSRO") or that are unrated but determined by the fund's investment adviser to be of equivalent quality, including money market instruments.

..    The fund may invest up to 20% of its assets in debt securities rated in the
     A rating category by a NRSRO or that are unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund's dollar-weighted average maturity will be no greater than three years. The maturity of a debt instrument is normally its ultimate maturity date unless the fund's investment adviser determines it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid earlier.

                        *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                       Tax-Exempt Income Funds -- Page 4

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

THE TAX-EXEMPT BOND FUND OF AMERICA, AMERICAN HIGH-INCOME MUNICIPAL BOND FUND,
------------------------------------------------------------------------------
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA, THE TAX-EXEMPT FUND OF CALIFORNIA
-------------------------------------------------------------------------------
AND AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND
--------------------------------------------------

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

 Lower rated debt securities, rated Ba1 or below by Moody's and/or BB+ or below by S&P or unrated but determined by the funds' investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa (Moody's) and A or BBB (S&P) may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or<

                       Tax-Exempt Income Funds -- Page 5

     dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the funds' portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities;
colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

                       Tax-Exempt Income Funds -- Page 6

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

MUNICIPAL LEASE OBLIGATIONS -- The funds may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the investment adviser. In determining whether these securities are liquid, the investment adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

INSURED MUNICIPAL BONDS -- The funds may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the funds or any other party, and is usually purchased from private, non-governmental insurance companies. When assigning a credit rating to an insured municipal bond the investment adviser considers the higher of the credit rating of the insurer, based on the insurer's claims-paying ability, and the credit rating of the issuer (or the equivalent as determined by the investment adviser if the issuer is not rated by the rating agencies). Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund's shares. If the credit rating of the insurer were reduced, this could have an adverse effect upon the credit rating of the insured bond and, therefore, its market value.

U.S. COMMONWEALTH OBLIGATIONS -- The funds may invest in obligations of the
Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin
Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any Commonwealth may, in turn, affect negatively the value of the funds' holdings in such obligations.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase U.S. government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders.
For purposes of diversification, pre-refunded bonds will be treated as governmental issues.

                       Tax-Exempt Income Funds -- Page 7

CASH AND CASH EQUIVALENTS -- The funds may hold cash and invest in cash equivalents. Cash equivalents include, but are not limited to: (a) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (b) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less),
(c) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (d) tax-exempt variable rate debt issued by municipal conduits for corporate obligors and (e) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.

TEMPORARY INVESTMENTS -- The funds may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax.
Further, a portion of a fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the
U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S.
government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d)
repurchase agreements.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The funds may enter into commitments to purchase or sell securities at a future date. When the funds agree to purchase such securities, they assume the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the funds could miss a favorable price or yield opportunity, or could experience a loss.

The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, the funds may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the funds may sell such securities.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

                       Tax-Exempt Income Funds -- Page 8

ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of a fund's portfolio accordingly, keeping in mind the fund's objectives.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The investment adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

The investment adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the funds to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PRIVATE PLACEMENTS -- Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by each fund's board of directors/trustees.

RESTRICTED OR ILLIQUID SECURITIES -- The funds may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to the funds. Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' board of directors/trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

 REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited. The funds do not currently intend to engage in this investment practice over the next 12 months.

                       Tax-Exempt Income Funds -- Page 9

CONCENTRATION OF INVESTMENTS -- AHIM and TEFCA may invest more than 25% of its assets in industrial development bonds. In addition, each of TEBF, LTEX and STEX may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.

AHIM and STEX may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make AHIM and STEX more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price also may increase.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, LIMITED TERM TAX-EXEMPT BOND FUND OF
------------------------------------------------------------------------------
AMERICA, THE TAX-EXEMPT FUND OF CALIFORNIA AND AMERICAN FUNDS SHORT-TERM
------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
--------------------

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX -- The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

MATURITY -- Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio will range between three and 10 years. In calculating the effective maturity or average life of a particular debt security, a put, call, sinking fund or other feature will be considered to the extent it results in a security whose market characteristics indicate an effective maturity or average life that is shorter than its nominal or stated maturity. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS -- Because the fund invests primarily in securities issued by the State of California (the "State"), its agencies and municipalities, the fund is more susceptible to developments adversely affecting issuers of California securities than a municipal bond fund that does not concentrate its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to California debt obligations. Certain information is drawn from official statements relating to securities offerings of the State and various local agencies in California, available as of the date of this statement of additional information.

Many factors including both state and national economic, political, regulatory, social and environmental policies and conditions, which are not within the control of the issuers of State related bonds, could have an adverse impact on the financial condition of the State, its various

                       Tax-Exempt Income Funds -- Page 10

agencies and political subdivisions, as well as other municipal issuers in
California. A variety of events, such as, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers may have an adverse impact on the fund. In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the State's economy.

California's economy and general financial condition affect the ability of State and local governments to raise revenues to make timely payments on their obligations. Events such as budgetary problems at the State level, fiscal weakness or an overall slowdown in the California economy could adversely impact the fund. Such events can negatively impact the State's credit rating, make it more expensive for the State to borrow money, and impact municipal issuers'
ability to pay their obligations. For example, various rating agencies have recently downgraded their ratings of various bonds related to the State due to the State's liquidity problems and delay in adopting budget and cash solutions, and each of these ratings agencies has placed the State on watch for further possible downgrades. California currently has the lowest credit rating of any state, and therefore pays higher interest rates than other states when issuing general obligation bonds. Among other things, future action by the rating agencies will depend on whether the State is able to address liquidity, budgetary and other fiscal issues and whether any improvements provide long-term solutions.

California is the most populous state in the nation with a diverse economy.
Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of the
State's significant industries are sensitive to economic disruptions in their export markets. The State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in the housing market or U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the high technology sector. Moreover, a large and increasing share of the State's General
Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limiting ad valorem taxes on real property and restricting local taxing entities' ability to raise real property taxes) and 218 (limiting local governments' ability to impose "property related" fees, assessments and taxes) have constrained local governments' ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

As of the date of this Statement of Additional Information, the State of
California is in the midst of a severe economic recession. Falling home prices and consumer spending, reduced credit availability, decreasing investment values and growing job losses, among other factors, have weighed heavily on the State economy since 2008. The current fiscal problems facing California are exacerbated by a national recession and ongoing turmoil in the global financial and credit markets. Fiscal and policy analysts have projected that the negative economic outlook for the State will continue through 2009, but emphasize that market volatility makes any projection highly uncertain.

                       Tax-Exempt Income Funds -- Page 11

While the fund's portfolio counselors try to reduce risks by investing in a diversified portfolio of securities, including State related bonds, it is not possible to predict the extent to which any or all of the factors described above will affect the ability of the State or other municipal issuers to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability.

                        *     *     *     *     *     *
 PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

                                             FISCAL YEAR           PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------------------

 TEBF                                           2009                         18%
                                                2008                         20
--------------------------------------------------------------------------------------------
 AHIM                                           2009                         29
                                                2008                         27
--------------------------------------------------------------------------------------------
 LTEX                                           2009                          7
                                                2008                         16
--------------------------------------------------------------------------------------------
 TEFCA                                          2009                         17
                                                2008                         16
--------------------------------------------------------------------------------------------

STEX was a money market fund during its 2009 and 2008 fiscal years and, therefore, is not required to disclose portfolio turnover rates for such periods. See "Financial highlights" in the prospectus for TEBF's, AHIM's, LTEX's and TEFCA's annual portfolio turnover rates for each of the last five fiscal years.

                       Tax-Exempt Income Funds -- Page 12

                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on a fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

FUNDAMENTAL POLICIES -- Each fund has adopted the following fundamental policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2.   Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

3.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4.   Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6.   Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7.   Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8.   Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

                       Tax-Exempt Income Funds -- Page 13

10.  Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11.   Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least
80% of the income that the fund distributes is exempt from federal income tax.

For the purpose of the fund's investment restrictions, the identification of the
"issuer" of municipal bonds that are not general obligation bonds is made by the investment adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

For purposes of Investment Restriction #10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund may not invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects
(such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds.

2.   The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

3.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

4.   The fund may not issue senior securities, except as permitted by the 1940
Act.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that

                       Tax-Exempt Income Funds -- Page 14

issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   Invest in companies for the purpose of exercising control or management;

3.   Purchase or sell real estate (including real estate limited partnerships)
unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

4.   Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

5.   Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6.   Make loans in an aggregate amount in excess of 33 1/3% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

7.   Issue senior securities, except as permitted under the Investment Company
Act of 1940;

8.   Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

9.   Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

10.  Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases;
nor

11.  Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

                       Tax-Exempt Income Funds -- Page 15

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax. For this purpose, securities subject to federal alternative minimum tax are considered tax-exempt securities. In the alternative, the fund will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the board of directors, loans of portfolio securities shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

2.   The fund will not invest more than 15% of the value of its net assets in illiquid securities;

3.   The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the board of directors;

4.   The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.

For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the investment adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

These restrictions provide that the fund may not:

 1.  With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

                       Tax-Exempt Income Funds -- Page 16

 3.  Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 4.  Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5.  Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.  Invest in companies for the purpose of exercising control or management;

 7.  Make loans to others except for (a) purchasing debt securities; (b)
entering into repurchase agreements; and (c) loaning portfolio securities;

 8.  Issue senior securities, except as permitted under the Investment Company
Act of 1940;

 9.  Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for
300% asset coverage; nor

10.  Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least
80% of the income that the fund distributes is exempt from federal income tax.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.    The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2.   The fund does not currently intend (at least for the next 12 months) to invest in the securities of other investment companies except as permitted by the 1940 Act, as amended.

                       Tax-Exempt Income Funds -- Page 17

3.    The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

4.   The fund does not currently intend (at least for the next 12 months) to invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S.
government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds.

5.   The fund does not currently intend (at least for the next 12 months) to loan portfolio securities.

For the purpose of the fund's investment restrictions, the identification of the
"issuer" of municipal bonds that are not general obligation bonds is made by the investment adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

These restrictions provide that the fund may not:

1.   Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

2.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

3.   Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

4.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

5.   Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

6.   Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

7.   Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

8.   Invest in companies for the purpose of exercising control or management;

                       Tax-Exempt Income Funds -- Page 18

9.   Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

10.  Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

11.  Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S.
government obligations are not considered to be part of any industry.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal and California income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal and California income tax.

For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the investment adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For purposes of Investment Restriction #9, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

The fund may not:

1.   Invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

2.   Invest more than 15% of its value of its net assets in illiquid securities.

3.   Invest in securities of other investment companies, except as permitted by the 1940 Act, as amended.

4.   Issue senior securities, except as permitted by the 1940 Act.

AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND
----------------------------------------------

1.   Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or

                       Tax-Exempt Income Funds -- Page 19

modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

          a.  Borrow money;

          b.  Issue senior securities;

          c.  Underwrite the securities of other issuers;

          d.  Purchase or sell real estate or commodities;

          e.  Make loans; or

          f. Purchase the securities of any issuer if, as a result of such purchase, the fund's investments would be concentrated in any particular industry or group of industries.

2.   The fund may not invest in companies for the purpose of exercising control or management.

3.   The Fund will maintain its status as a tax-exempt fund consistent with (i)
the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

ADDITIONAL INFORMATION ABOUT FUNDAMENTAL POLICIES -- The information below is not part of STEX's fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the
SEC or SEC staff, for particular fundamental policies of the fund.

For purposes of fundamental policy 1a, STEX may borrow money in amounts of up to
33-1/3% of its total assets from banks for any purpose, and may borrow up to 5%
of its total assets from banks or other lenders for temporary purposes.

For purposes of fundamental policy 1e, STEX may not lend more than 33-1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

For purposes of fundamental policy 1f, STEX may not invest 25% or more of its total assets in the securities of issuers in the same industry.

For purposes of fundamental policy 3, STEX must, under normal circumstances, invest at least 80% of its assets in, or derive at least 80% of its income from securities that are exempt from federal income tax.  Additionally, STEX may only invest up to 20% of its assets in securities that are subject to the alternative minimum tax.

                       Tax-Exempt Income Funds -- Page 20

                            MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS/TRUSTEES AND OFFICERS

"INDEPENDENT" DIRECTORS/TRUSTEES/1/
<r>

                                                                        NUMBER OF
 NAME, AGE AND                                                        PORTFOLIOS/3/
 POSITION WITH FUND                                                      OVERSEEN
 (YEAR FIRST ELECTED                    PRINCIPAL OCCUPATION(S)             BY          OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/TRUSTEE/2/)              DURING PAST FIVE YEARS       DIRECTOR/TRUSTEE       BY DIRECTOR/TRUSTEE
--------------------------------------------------------------------------------------------------------------------

 Lee A. Ault III, 73                 Private investor and                   38          Anworth Mortgage Asset
 Director/Trustee (2010)             corporate director; former                         Corporation; Office Depot,
                                     Chairman of the Board,                             Inc.
                                     In-Q-Tel, Inc. (technology
                                     venture company funded
                                     principally by the Central
                                     Intelligence Agency); former
                                     Chairman of the Board,
                                     President and CEO,
                                     Telecredit, Inc. (payment
                                     services)
--------------------------------------------------------------------------------------------------------------------
 William H. Baribault, 64            Chairman of the Board and              38          None
 Director/Trustee (2010)             CEO, Oakwood Enterprises
                                     (private investment and
                                     consulting); former Chairman
                                     of the Board, President and
                                     CEO, Professional Business
                                     Bank (financial services for
                                     small businesses); former
                                     President and CEO, Henry
                                     Company (building products)

--------------------------------------------------------------------------------------------------------------------
 Ambassador Richard G. Capen,        Corporate director and                 12          Capital Private Client
 Jr., 75                             author; former U.S.                                Services Funds;
 Director/Trustee (1999)             Ambassador to Spain; former                        Carnival Corporation
                                     Vice Chairman, Knight-Ridder,
                                     Inc. (communications
                                     company); former Chairman and
                                     Publisher, The Miami Herald

--------------------------------------------------------------------------------------------------------------------
 James G. Ellis, 63                  Dean and Professor of                  41          Quiksilver, Inc.
 Director/Trustee                    Marketing, Marshall School of
 (TEBF - 2006; AHIM - 2006; LTEX     Business, University of
 - 2006, TEFCA - 2006; STEX -        Southern California
 2009)
--------------------------------------------------------------------------------------------------------------------
 Martin Fenton, 74                   Chairman of the Board, Senior          41          Capital Private Client
 Chairman of the Board               Resource Group LLC                                 Services Funds
 (Independent and Non-Executive)     (development and management
 and Director/ Trustee               of senior living communities)
 (TEBF-1989; AHIM-1994;
 LTEX-1993; TEFCA-1989; STEX -
 1989)
--------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 63               President and CEO, Fuller              41          None
 Director/Trustee                    Consulting (financial
 (TEBF - 1994; AHIM - 1994; LTEX     management consulting firm)
 - 1994, TEFCA - 1994; STEX -
 1995)
--------------------------------------------------------------------------------------------------------------------
 W. Scott Hedrick, 64                Founding General Partner,              38          Hot Topic, Inc.;
 Director/Trustee (2010)             InterWest Partners (a venture                      Office Depot, Inc.
                                     capital firm)
--------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 63                 Private investor; former               44          JPMorgan Value
 Director/Trustee (2005)             President, Dumbarton Group                         Opportunities Fund, Inc.;
                                     LLC (securities industry                           The Swiss Helvetia Fund,
                                     consulting); former Executive                      Inc.
                                     Vice President - Policy and
                                     Oversight, NASD
--------------------------------------------------------------------------------------------------------------------
 Merit E. Janow, 52                  Professor, Columbia                    41          The NASDAQ Stock Market
 Director/Trustee (2010)             University, School of                              LLC; Trimble Navigation
                                     International and Public                           Limited
                                     Affairs; former Member, World
                                     Trade Organization Appellate
                                     Body
--------------------------------------------------------------------------------------------------------------------
 Laurel B. Mitchell, Ph.D., 54       Director, Accounting Program,          38          None
 Trustee (TEBF - 2010; AHIM -        University of Redlands
 2010; LTEX - 2010; TEFCA - 2009;
 STEX - 2009)
--------------------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 75            Chairman of the Board, AECOM           13          Capital Private Client
 Director/Trustee                    Technology Corporation                             Services Funds;
 (TEBF-1991; AHIM-1994;              (engineering, consulting and                       Sempra Energy;
 LTEX-1993; TEFCA-1991; STEX -       professional technical                             SouthWest Water Company
 1991)                               services)
--------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 66                Principal, The Sanchez Family          38          None
 Director/Trustee (1999)             Corporation dba McDonald's
                                     Restaurants (McDonald's
                                     licensee)
--------------------------------------------------------------------------------------------------------------------
 Margaret Spellings, 52              President and CEO, Margaret            38          None
 Trustee (TEBF - 2010; AHIM -        Spellings & Company; former
 2010; LTEX - 2010; TEFCA - 2010;    United States Secretary of
 STEX - 2009)                        Education, United States
                                     Department of Education -
                                     Federal Government Agency;
                                     former Assistant to the
                                     President for Domestic
                                     Policy, The White House -
                                     Federal Government, Executive
                                     Branch - Domestic Policy
--------------------------------------------------------------------------------------------------------------------
 Steadman Upham, Ph.D., 61           President and Professor of             41          None
 Director/Trustee (TEBF - 2007;      Anthropology, The University
 AHIM - 2007; LTEX - 2007; TEFCA     of Tulsa; former President
 - 2007; STEX - 2009)                and Professor of Archaeology,
                                     Claremont Graduate University
--------------------------------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 21
[This page is intentionally left blank for this filing.]

                       Tax-Exempt Income Funds -- Page 22

"INTERESTED" DIRECTORS/TRUSTEES/6,7/

                                         PRINCIPAL OCCUPATION(S)
                                         DURING PAST FIVE YEARS         NUMBER OF
 NAME, AGE AND                                AND POSITIONS           PORTFOLIOS/3/
 POSITION WITH FUND                   HELD WITH AFFILIATED ENTITIES      OVERSEEN
 (YEAR FIRST ELECTED AS A             OR THE PRINCIPAL UNDERWRITER          BY          OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR/TRUSTEE/OFFICER/2/)                 OF THE FUNDS           DIRECTOR/TRUSTEE       BY DIRECTOR/TRUSTEE
--------------------------------------------------------------------------------------------------------------------

 Brenda S. Ellerin, 46                 Senior Vice President -               2          None
 LTEX, STEX: President and Trustee     Fixed Income, Capital
 TEBF: Senior Vice President           Research and Management
 AHIM: Vice President                  Company
 (TEBF-1999; AHIM-2001; LTEX-1997;
 STEX - 2009)
--------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 61                Vice Chairman of the Board,          12          None
 Vice Chairman and Director/Trustee    Capital Research and
 (TEBF-1986; AHIM-1994; LTEX-1993;     Management Company; Senior
 TEFCA-1986; STEX - 1992)              Vice President - Fixed
                                       Income, Capital Research
                                       and Management Company
--------------------------------------------------------------------------------------------------------------------
 Neil L. Langberg, 56                  Senior Vice President -               1          None
 TEBF: President and Director          Fixed Income, Capital
 TEFCA: President                      Research and Management
 AHIM, LTEX and STEX: Senior Vice      Company
 President
 (TEBF-1985; AHIM-1994; LTEX-1993;
 TEFCA-1986; STEX - 1989)
--------------------------------------------------------------------------------------------------------------------
 Karl J. Zeile, 43                     Senior Vice President -               1          None
 AHIM: President and Director          Fixed Income, Capital
 (2008)                                Research and Management
 TEBF, LTEX and TEFCA: Vice            Company
 President (TEBF-2010; LTEX-2004;
 TEFCA-2010)
--------------------------------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 23

OTHER OFFICERS/7/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUNDS
-------------------------------------------------------------------------------

 Edward B. Nahmias,      Senior Vice President - Fixed Income, Capital
 58                      Research Company*
 TEFCA: Senior Vice
 President
 AHIM and TEBF: Vice
 President
 (TEBF-2004;
 AHIM-1999;
 TEFCA-2001)
-------------------------------------------------------------------------------
 Kristine M.             Senior Vice President and Senior Counsel - Fund
 Nishiyama, 39           Business Management Group, Capital Research and
 Vice President          Management Company; Vice President and Counsel,
 (2003)                  Capital Bank and Trust Company*
-------------------------------------------------------------------------------
 Kimberly S. Verdick,    Vice President - Fund Business Management Group,
 45                      Capital Research and Management Company
 Secretary (1994)
-------------------------------------------------------------------------------
 M. Susan Gupton, 36     Vice President - Fund Business Management Group,
 Treasurer (2008)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Courtney R. Taylor,     Assistant Vice President - Fund Business Management
 35                      Group, Capital Research and Management Company
 Assistant Secretary
 (2006)
-------------------------------------------------------------------------------
 Ari M. Vinocor, 35      Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (TEBF - 2007; AHIM -
 2007; LTEX - 2007;
 TEFCA - 2007; STEX -
 2005)
-------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 24

* Company affiliated with Capital Research and Management Company.

1 The term "independent" director/trustee refers to a director/trustee who is not an "interested person" of the funds within the meaning of the 1940 Act.
2 Directors/Trustees and officers of the funds serve until their resignation, removal or retirement.
 3 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,/(R)/ Inc.,
 which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director/trustee as a director of a public company or a registered investment company.
 5 The investment adviser received architectural and space management services from a company which was a subsidiary of AECOM, Inc. from 1994 to 2008. The total fees relating to this engagement for 2008 represent less than 0.1% of
 AECOM, Inc.'s 2008 gross revenues.
6 "Interested persons" of the funds within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter). The listed individual may not be a director/trustee of all funds listed for him or her, but rather may be an officer of one or more such funds.
7 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS/TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH
HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                       Tax-Exempt Income Funds -- Page 25

 FUND SHARES OWNED BY DIRECTORS/TRUSTEES AS OF DECEMBER 31, 2009:

                                                                                          AGGREGATE
                                                                                           DOLLAR
                                                                                         RANGE/1/ OF
                                                                                         INDEPENDENT
                                                                                     DIRECTORS/TRUSTEES
                                              AGGREGATE DOLLAR         DOLLAR             DEFERRED
                                                  RANGE/1/          RANGE/1 /OF        COMPENSATION/2/
                                                  OF SHARES         INDEPENDENT         ALLOCATED TO
                                                  OWNED IN           DIRECTORS/           ALL FUNDS
                                                  ALL FUNDS           TRUSTEES             WITHIN
                                                   WITHIN             DEFERRED            AMERICAN
                           DOLLAR RANGE/1/      AMERICAN FUNDS    COMPENSATION/2/           FUNDS
                               OF FUND         FAMILY OVERSEEN       ALLOCATED         FAMILY OVERSEEN
          NAME              SHARES OWNED     BY DIRECTOR/TRUSTEE      TO FUND        BY DIRECTOR/TRUSTEE
---------------------------------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS/TRUSTEES
---------------------------------------------------------------------------------------------------------
 Lee A. Ault III/3/           TEBF: None        Over $100,000        TEBF: N/A               N/A
                             AHIM: None                              AHIM: N/A
                             LTEX: None                              LTEX: N/A
                             TEFCA: None                             TEFCA: N/A
                             STEX: None                               STEX: N/A
---------------------------------------------------------------------------------------------------------
 William H.                   TEBF: None            None             TEBF: N/A               N/A
 Baribault/3/                AHIM: None                              AHIM: N/A
                             LTEX: None                              LTEX: N/A
                             TEFCA: None                             TEFCA: N/A
                             STEX: None                               STEX: N/A
---------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.          TEBF:           Over $100,000        TEBF: N/A        $50,001 - $100,000
                            Over $100,000                            AHIM: N/A
                             AHIM: None                              LTEX: N/A
                                LTEX:                                TEFCA: N/A
                            Over $100,000                            STEX: N/A
                               TEFCA:
                            Over $100,000
                                STEX:
                            Over $100,000
---------------------------------------------------------------------------------------------------------
 James G. Ellis/4/              TEBF:           Over $100,000        TEBF: N/A               N/A
                          $10,001 - $50,000                          AHIM: N/A
                                AHIM:                                LTEX: N/A
                          $10,001 - $50,000                          TEFCA: N/A
                                LTEX:                                 STEX: N/A
                          $10,001 - $50,000
                             TEFCA: None
                             STEX: None
---------------------------------------------------------------------------------------------------------
 Martin Fenton                  TEBF:           Over $100,000     TEBF: $10,001 -       Over $100,000
                          $10,001 - $50,000                           $50,000
                                AHIM:                             AHIM: $10,001 -
                          $10,001 - $50,000                           $50,000
                                LTEX:                             LTEX: $10,001 -
                          $10,001 - $50,000                           $50,000
                               TEFCA:                             TEFCA: $10,001 -
                            Over $100,000                             $50,000
                                STEX:                                  STEX:
                          $10,001 - $50,000                          $10,001 -
                                                                      $50,000
---------------------------------------------------------------------------------------------------------
 Leonard R. Fuller            TEBF: None      $50,001 - $100,000     TEBF: N/A          Over $100,000
                             AHIM: None                              AHIM: N/A
                             LTEX: None                                LTEX:
                             TEFCA: None                            $1 - $10,000
                             STEX: None                            TEFCA: N/A
                                                                       STEX:
                                                                    $1 - $10,000
---------------------------------------------------------------------------------------------------------
 W. Scott Hedrick/3/          TEBF: None            None             TEBF: N/A               N/A
                             AHIM: None                              AHIM: N/A
                             LTEX: None                              LTEX: N/A
                             TEFCA: None                             TEFCA: N/A
                             STEX: None                               STEX: N/A
---------------------------------------------------------------------------------------------------------
 R. Clark Hooper                TEBF:           Over $100,000         TEBF: N/A         Over $100,000
                          $10,001 - $50,000                          AHIM: N/A
                             AHIM: None                              LTEX: N/A
                             LTEX: None                              TEFCA: N/A
                             TEFCA: None                             STEX: N/A
                             STEX: None
---------------------------------------------------------------------------------------------------------
 Merit E. Janow/3/            TEBF: None        Over $100,000        TEBF: N/A               N/A
                             AHIM: None                              AHIM: N/A
                             LTEX: None                              LTEX: N/A
                             TEFCA: None                             TEFCA: N/A
                             STEX: None                               STEX: N/A
---------------------------------------------------------------------------------------------------------
 Laurel B. Mitchell/3/          TEBF:         $10,001 - $50,000      TEBF: N/A               N/A
                            $1 - $10,000                             AHIM: N/A
                                AHIM:                                LTEX: N/A
                            $1 - $10,000                             TEFCA: N/A
                                LTEX:                                 STEX: N/A
                            $1 - $10,000
                               TEFCA:
                            $1 - $10,000
                             STEX: None
---------------------------------------------------------------------------------------------------------
 Richard G. Newman              TEBF:           Over $100,000         TEBF: N/A              N/A
                          $10,001 - $50,000                          AHIM: N/A
                                AHIM:                                LTEX: N/A
                          $10,001 - $50,000                          TEFCA: N/A
                                LTEX:                                STEX: N/A
                          $10,001 - $50,000
                               TEFCA:
                            Over $100,000
                                STEX:
                            $1 - $10,000
---------------------------------------------------------------------------------------------------------
 Frank M. Sanchez               TEBF:         $10,001 - $50,000      TEBF: N/A               N/A
                            $1 - $10,000                             AHIM: N/A
                                AHIM:                                LTEX: N/A
                            $1 - $10,000                             TEFCA: N/A
                                LTEX:                                 STEX: N/A
                            $1 - $10,000
                               TEFCA:
                            $1 - $10,000
                                STEX:
                            $1 - $10,000
---------------------------------------------------------------------------------------------------------
 Margaret Spellings/3/       TEBF: None             None             TEBF: N/A               N/A
                             AHIM: None                              AHIM: N/A
                             LTEX: None                              LTEX: N/A
                             TEFCA: None                             TEFCA: N/A
                              STEX: None                              STEX: N/A
---------------------------------------------------------------------------------------------------------
 Steadman Upham/4/            TEBF: None        Over $100,000        TEBF: N/A        Over $100,000
                             AHIM: None                              AHIM: N/A
                             LTEX: None                              LTEX: N/A
                             TEFCA: None                             TEFCA: N/A
                              STEX: None                              STEX: N/A
---------------------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 26

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                       Tax-Exempt Income Funds -- Page 27

[This page is intentionally left blank for this filing.]

                       Tax-Exempt Income Funds -- Page 28

                                                              AGGREGATE DOLLAR RANGE/1/
                                                                      OF SHARES
                                                                 OWNED IN ALL FUNDS
                                DOLLAR RANGE/1/                 WITHIN AMERICAN FUNDS
                                    OF FUND                        FAMILY OVERSEEN
       NAME                       SHARES OWNED                   BY DIRECTOR/TRUSTEE
----------------------------------------------------------------------------------------

 "INTERESTED" DIRECTORS/TRUSTEES
----------------------------------------------------------------------------------------
 Brenda S. Ellerin          TEBF                N/A                 Over $100,000
                            AHIM                N/A
                            LTEX           Over $100,000
                           TEFCA                N/A
                            STEX           Over $100,000
----------------------------------------------------------------------------------------
 Paul G. Haaga,             TEBF           Over $100,000            Over $100,000
 Jr.                        AHIM           Over $100,000
                            LTEX           Over $100,000
                           TEFCA           Over $100,000
                            STEX                None
----------------------------------------------------------------------------------------
 Neil L. Langberg           TEBF           Over $100,000            Over $100,000
                            AHIM                N/A
                            LTEX                N/A
                           TEFCA                N/A
                            STEX                N/A
----------------------------------------------------------------------------------------
 Karl J. Zeile              TEBF                N/A                 Over $100,000
                            AHIM           Over $100,000
                            LTEX                N/A
                           TEFCA                N/A
                            STEX                N/A
----------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 29

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. N/A indicates that the listed individual is not a director/trustee of a particular fund. The amounts listed for "interested" directors/trustees include shares owned through
 The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Eligible directors/trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director/trustee.
 3 Lee A. Ault III, William H. Baribault, W. Scott Hedrick and Merit E. Janow
 were newly elected to the boards effective January 1, 2010; James G. Ellis and
 Steadman Upham were elected to the STEX board in 2009. Laurel B. Mitchell was elected to the STEX and TEFCA boards in 2009, and to the TEBF, AHIM and LTEX boards effective January 1, 2010; Margaret Spellings was appointed to the STEX board in 2009, and elected to the TEBF, AHIM, LTEX and TEFCA boards effective
 January 1, 2010.

DIRECTOR/TRUSTEE COMPENSATION -- No compensation is paid by the funds to any officer or director/trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership
(in each case referred to as a "board cluster"). The funds typically pay each independent director/trustee an annual fee, which ranges from $736 to $5,160 for
TEBF, $184 to $1,292 for AHIM, $192 to $1,348 for LTEX, $134 to $938 for TEFCA
and $28 to $200 for STEX, based primarily on the total number of board clusters on which that independent director/trustee serves.

In addition, the funds generally pay independent directors/trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors/trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The funds and the other funds served by each independent director/trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors/ trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the independent directors/trustees.

                       Tax-Exempt Income Funds -- Page 30

DIRECTOR/TRUSTEE COMPENSATION EARNED DURING THE FISCAL YEAR ENDED JULY 31 OR
AUGUST 31, 2009/*/

                                                       TOTAL COMPENSATION (INCLUDING
                                                           VOLUNTARILY DEFERRED
                                                             COMPENSATION/1/)
                          AGGREGATE COMPENSATION         FROM ALL FUNDS MANAGED BY
                          (INCLUDING VOLUNTARILY      CAPITAL RESEARCH AND MANAGEMENT
                         DEFERRED COMPENSATION/1/)     COMPANY OR ITS AFFILIATES/2/
         NAME                 FROM THE FUNDS
-------------------------------------------------------------------------------------

 Lee A. Ault III/3/           None         TEBF                 $158,616/5/
                              None         AHIM                  158,616/6/
                              None         LTEX
                              None         TEFCA
                              None         STEX
-------------------------------------------------------------------------------------
 William H.                   None         TEBF                  78,956/5/
 Baribault/3/                 None         AHIM                  84,956/6/
                              None         LTEX
                              None         TEFCA
                              None         STEX
-------------------------------------------------------------------------------------
 Richard G. Capen,         $ 8,347         TEBF                  245,638/5/
 Jr./4/                      2,404         AHIM                  248,564/6/
                             1,679         LTEX
                             2,059         TEFCA
                             1,872         STEX
-------------------------------------------------------------------------------------
 James G. Ellis             10,693         TEBF                  213,421/5/
                             3,633         AHIM                  221,988/6/
                             2,677         LTEX
                             2,954         TEFCA
                              None         STEX
-------------------------------------------------------------------------------------
 Martin Fenton/4/           11,451         TEBF                  433,270/5/
                             3,828         AHIM                  440,100/6/
                             2,808         LTEX
                             3,118         TEFCA
                             1,656         STEX
-------------------------------------------------------------------------------------
 Leonard R. Fuller/4/        7,905         TEBF                  357,303/5/
                             2,276         AHIM                  366,239/6/
                             1,591         LTEX
                              1,948        TEFCA
                             1,760         STEX
-------------------------------------------------------------------------------------
 W. Scott Hedrick/3/          None         TEBF                  137,943/5/
                              None         AHIM                  143,943/6/
                              None         LTEX
                              None         TEFCA
                              None         STEX
-------------------------------------------------------------------------------------
 R. Clark Hooper             7,954         TEBF                  393,002/5/
                             2,325         AHIM                  397,938/6/
                             1,640         LTEX
                             1,997         TEFCA
                             1,809         STEX
-------------------------------------------------------------------------------------
 Merit E. Janow/3/            None         TEBF                  211,633/5/
                              None         AHIM                  221,633/6/
                              None         LTEX
                              None         TEFCA
                              None         STEX
-------------------------------------------------------------------------------------
 Laurel B.                    None         TEBF                  75,506/5/
 Mitchell/3/                  None         AHIM                  80,664/6/
                             None          LTEX
                             1,158         TEFCA
                              None         STEX
-------------------------------------------------------------------------------------
 Richard G. Newman          11,140         TEBF                  306,584/5/
                             6,449         AHIM                  322,410/6/
                             4,512         LTEX
                             3,014         TEFCA
                             1,409         STEX
-------------------------------------------------------------------------------------
 Frank M. Sanchez           13,976         TEBF                  153,904/5/
                             4,058         AHIM                  157,683/6/
                             2,972         LTEX
                             3,733         TEFCA
                             1,514         STEX
-------------------------------------------------------------------------------------
 Margaret                     None         TEBF                  19,500/5/
 Spellings/3/                 None         AHIM                  30,250/6/
                              None         LTEX
                              None         TEFCA
                              None         STEX
-------------------------------------------------------------------------------------
 Steadman                    8,254         TEBF                  224,582/5/
 Upham/3,4/                  2,258         AHIM                  227,487/6/
                             1,527         LTEX
                             1,906         TEFCA
                                None       STEX
-------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 31

* The Tax-Exempt Bond Fund of America's and The Tax-Exempt Fund of California's
 fiscal year ends on August 31. American High-Income Municipal Bond Fund's,
 Limited Term Tax-Exempt Bond Fund of America's and American Funds Short-Term
 Tax-Exempt Bond Fund's fiscal year ends on July 31.

1 Amounts may be deferred by eligible directors/trustees under a nonqualified deferred compensation plan adopted by the funds in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more
 American Funds as designated by the directors/trustees. Compensation shown in this table for the fiscal years ended July 31, 2009 and August 31, 2009 does not include earnings on amounts deferred in previous fiscal years. See footnote
 3 to this table for more information.
 2 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,/(R)/ Inc.,
 which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3 Lee A. Ault III, William H. Baribault, W. Scott Hedrick and Merit E. Janow
 were newly elected to the boards effective January 1, 2010; James G. Ellis and
 Steadman Upham were elected to the STEX board in 2009. Laurel B. Mitchell was elected to the STEX and TEFCA boards in 2009, and to the TEBF, AHIM and LTEX boards effective January 1, 2010; Margaret Spellings was appointed to the STEX board in 2009, and elected to the TEBF, AHIM, LTEX and TEFCA boards effective
 January 1, 2010.
4 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the funds (plus earnings

                       Tax-Exempt Income Funds -- Page 32

 thereon) through the 2009 fiscal year for participating directors/trustees is as follows:
  TEBF - Richard G. Capen, Jr. ($10,897), Martin Fenton ($52,174), Leonard R.
  Fuller ($36,038) and Steadman Upham ($14,603); and
  AHIM - Richard G. Capen, Jr. ($7,790), Martin Fenton ($22,131), Leonard R.
  Fuller ($11,098) and Steadman Upham ($4,603); and
  LTEX - Richard G. Capen, Jr. ($7,790), Martin Fenton ($32,383), Leonard R.
  Fuller ($15,705) and Steadman Upham ($3,457); and
  TEFCA - Richard G. Capen, Jr. ($7,746), Martin Fenton ($35,023), Leonard R.
  Fuller ($16,313) and Steadman Upham ($4,403), and
  STEX - Martin Fenton ($15,372) and Leonard R. Fuller ($350).
 Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the funds until paid to the directors/trustees.
5 For the fiscal year ended July 31, 2009.
6 For the fiscal year ended August 31, 2009.
 As of May 1, 2010, the officers and directors/trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS/TRUSTEES

Each fund is an open-end, diversified management investment company. The
Tax-Exempt Bond Fund of America and American High-Income Municipal Bond Fund
were each organized as a Maryland corporation on July 20, 1979 and June 14,
1994, respectively. Limited Term Tax-Exempt Bond Fund of America and The
Tax-Exempt Fund of California were each organized as a Massachusetts business trust on July 12, 1993 and May 30, 1986, respectively. At a meeting of shareholders of each of The Tax-Exempt Bond Fund of America, American
High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund and The
Tax-Exempt Fund of California on November 24, 2009, shareholders of each fund of approved the reorganization of that fund to a Delaware statutory trust. The reorganization of the funds is expected to be completed in 2010 or early 2011;
however, each fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the funds can be found in a joint proxy statement available on the SEC's website at sec.gov. American
Funds Short-Term Tax-Exempt Bond Fund was organized as The Tax-Exempt Money Fund of America, a Massachusetts business trust on December 5, 1988, and was reorganized as a Delaware statutory trust on August 7, 2009. All fund operations are supervised by the funds' board of directors/trustees which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund is managed under the direction of the board of directors, and all powers of a fund are exercised by or under the authority of the board except as reserved to the shareholders by law or a fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of a fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Delaware law charges trustees with the duty of managing the business affairs of the Trust. Trustees are considered to be fiduciaries of the Trust and must act with the care, skill, prudence

                       Tax-Exempt Income Funds -- Page 33

and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use to attain the purposes of the Trust.

Independent board members are paid certain fees for services rendered to the funds as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the funds.

The funds have several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors/trustees and set forth in the fund's rule
18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The funds do not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of a fund's shares, a fund will hold a meeting at which any member of the board could be removed by a majority vote.

SHAREHOLDER AND DIRECTOR/TRUSTEE RESPONSIBILITY -- Under the laws of
Massachusetts, where  LTEX and TEFCA were organized, there is no express provision relating to the limitation of liability of the beneficial owners of a
Massachusetts business trust. However, under the laws of Massachusetts and
California, where the fund's principal office is located, shareholders of a
Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust of each of LTEX and TEFCA contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Massachusetts law does not include an express provision limiting the liability of the trustees of a Massachusetts business trust. Under each Articles of
Incorporation or Declaration of Trust of the funds, the directors/trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each fund will provide indemnification to its directors/trustees and officers as authorized by its By-Laws or Declaration of Trust and by the
1940 Act and the rules and regulations thereunder.

COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES -- The funds have an audit committee comprised of Richard G. Capen, Jr.; Laurel B. Mitchell; Frank M.
Sanchez; and Steadman

                       Tax-Exempt Income Funds -- Page 34

Upham, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The committee provides oversight regarding the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The committee acts as a liaison between the funds' independent registered public accounting firm and the full board of directors/trustees. Four audit committee meetings were held during the 2009 fiscal year for TEBF,  TEFCA and STEX, and six audit committee meetings were held during the 2009 fiscal year for AHIM and LTEX.

The funds have a contracts committee comprised of Lee A. Ault III; William H.
Baribault; Richard G. Capen, Jr.; James G. Ellis; Martin Fenton; Leonard R.
Fuller; W. Scott Hedrick; R. Clark Hooper; Merit E. Janow; Laurel B. Mitchell;
Richard G. Newman; Frank M. Sanchez; Margaret Spellings; and Steadman Upham,
none of whom is an "interested person" of the funds within the meaning of the
1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and their investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal
Underwriting Agreement, Administrative Services Agreement and Plans of
Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors/trustees on these matters. Each fund had one contracts committee meeting held during the 2009 fiscal year.

The funds have a nominating and governance committee comprised of Lee A. Ault
III, William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow and
Laurel B. Mitchell, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The committee periodically reviews such issues as each board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors/trustees. The committee also evaluates, selects and nominates independent director/trustee candidates to each board of directors/trustees.
While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the boards. Such suggestions must be sent in writing to the nominating and governance committee of the funds, addressed to the funds' secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Each fund had four nominating and governance committee meetings held during the 2009 fiscal year.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The funds' investment adviser, in consultation with the funds' board, has adopted Proxy Voting Procedures and
Principles (the "Principles") with respect to voting proxies of securities held by the funds, other American Funds, Endowments and American Funds Insurance
Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds' boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of

                       Tax-Exempt Income Funds -- Page 35

any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs

                       Tax-Exempt Income Funds -- Page 36

     to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.
 PRINCIPAL FUND SHAREHOLDERS -- The following tables identify those investors who own of record or are known by each fund to own beneficially 5% or more of any class of its shares as of the opening of business on May 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

THE TAX-EXEMPT BOND FUND OF AMERICA

           NAME AND ADDRESS              OWNERSHIP   OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                   Record      Class A        19.44%
 Omnibus Account                                     Class B        17.84
 Maryland Heights, MO                                Class C         5.35
                                                     Class F-1      35.25
----------------------------------------------------------------------------
 First Clearing, LLC                     Record      Class A        11.62
 Custody Account                                     Class B        12.67
 St. Louis, MO                                       Class C        10.37
----------------------------------------------------------------------------
 Pershing, LLC                           Record      Class A         9.26
 Jersey City, NJ                                     Class B         9.42
                                                     Class C        11.94
                                                     Class F-1      21.05
                                                     Class F-2      12.39
----------------------------------------------------------------------------
 Merrill Lynch                           Record      Class B         7.74
 Omnibus Account                                     Class C        13.17
 Jacksonville, FL                                    Class F-2      20.73
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.          Record      Class C         5.35
 Omnibus Account                                     Class F-1       7.19
 New York, NY
----------------------------------------------------------------------------
 LPL Financial                           Record      Class F-2       7.63
 Omnibus Account
 San Diego, CA
----------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 37

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------

 Edward D. Jones & Co.                      Record      Class A        24.27%
 Omnibus Account                                        Class B        23.16
 Maryland Heights, MO                                   Class C         6.73
-------------------------------------------------------------------------------
 First Clearing, LLC                        Record      Class A        10.91
 Custody Account                                        Class B        11.79
 St. Louis, MO                                          Class C        12.48
                                                        Class F-1       6.89
-------------------------------------------------------------------------------
 Pershing, LLC                              Record      Class A         9.07
 Jersey City, NJ                                        Class B         9.62
                                                        Class C        11.21
                                                        Class F-1      16.78
-------------------------------------------------------------------------------
 Merrill Lynch                              Record      Class B         7.20
 Omnibus Account                                        Class C         9.76
 Jacksonville, FL                                       Class F-2      15.13
-------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                 Record      Class F-1      12.11
 Custody Account
 San Francisco, CA
-------------------------------------------------------------------------------
 LPL Financial                              Record      Class F-2      12.83
 Omnibus Account
 San Diego, CA
-------------------------------------------------------------------------------
 NFS, LLC FEBO                              Record      Class F-2       9.55
 Commerce National Bank                     Beneficial
 Dallas, TX
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2       8.22
 Capital Group Private Client Services      Beneficial
 Account #1
 Los Angeles, CA
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2       6.31
 Capital Group Private Client Services      Beneficial
 Account #2
 Los Angeles, CA
-------------------------------------------------------------------------------

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------

 Edward D. Jones & Co.                      Record      Class A        14.79%
 Omnibus Account                                        Class B        14.82
 Maryland Heights, MO
-------------------------------------------------------------------------------
 First Clearing, LLC                        Record      Class A        11.81
 Custody Account                                        Class B        10.19
 St. Louis, MO                                          Class C        11.57
                                                        Class F-1       9.84
-------------------------------------------------------------------------------
 Pershing, LLC                              Record      Class A        10.69
 Jersey City, NJ                                        Class B         7.48
                                                        Class C        11.03
                                                        Class F-1      19.70
-------------------------------------------------------------------------------
 Merrill Lynch                              Record      Class B        13.61
 Omnibus Account                                        Class C        20.85
 Jacksonville, FL                                       Class F-2      15.81
-------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.             Record      Class C         5.39
 Omnibus Account
 New York, NY
-------------------------------------------------------------------------------
 Morgan Stanley & Co., Inc.                 Record      Class F-1       5.07
 Omnibus Account
 Jersey City, NJ
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2      12.56
 Capital Group Private Client Services      Beneficial
 Account #1
 Los Angeles, CA
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2       6.32
 Capital Group Private Client Services      Beneficial
 Account #2
 Los Angeles, CA
-------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 38

THE TAX-EXEMPT FUND OF CALIFORNIA

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------

 Edward D. Jones & Co.                      Record      Class A        13.25%
 Omnibus Account                                        Class B        10.16
 Maryland Heights, MO
-------------------------------------------------------------------------------
 First Clearing, LLC                        Record      Class A         9.14
 Custody Account                                        Class B        10.61
 St. Louis, MO                                          Class C        12.97
-------------------------------------------------------------------------------
 Pershing, LLC                              Record      Class A         8.65
 Jersey City, NJ                                        Class B         9.85
                                                        Class C         8.88
                                                        Class F-1      23.35
-------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.             Record      Class A         5.70
 Omnibus Account                                        Class C         5.38
 New York, NY                                           Class F-1       5.37
-------------------------------------------------------------------------------
 Merrill Lynch                              Record      Class B         9.68
 Omnibus Account                                        Class C        21.13
 Jacksonville, FL                                       Class F-2      10.72
-------------------------------------------------------------------------------
 Morgan Stanley & Co., Inc.                 Record      Class B         5.99
 Omnibus Account
 Jersey City, NJ
-------------------------------------------------------------------------------
 Wells Fargo Investments, LLC               Record      Class B         5.72
 Omnibus Account
 Minneapolis, MN
-------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                 Record      Class F-1       8.97
 Custody Account                                        Class F-2      19.98
 San Francisco, CA
-------------------------------------------------------------------------------
 LPL Financial                              Record      Class F-1       7.54
 Omnibus Account
 San Diego, CA
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2       5.93
 Capital Group Private Client Services      Beneficial
 Account
 Los Angeles, CA
-------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 39

AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------

 First Clearing, LLC                        Record      Class A        10.21%
 Custody Account                                        Class F-1      67.27
 St. Louis, MO
-------------------------------------------------------------------------------
 Trust Account                              Beneficial  Class A         9.74
 Los Angeles, CA
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                      Record      Class A         6.35
 Omnibus Account
 Maryland Heights, MO
-------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                 Record      Class F-1       7.57
 Custody Account
 San Francisco, CA
-------------------------------------------------------------------------------
 Pershing, LLC                              Record      Class F-1       5.68
 Jersey City, NJ
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2      26.58
 Capital Group Private Client Services      Beneficial
 Account #1
 Los Angeles, CA
-------------------------------------------------------------------------------
 LPL Financial                              Record      Class F-2      16.80
 Omnibus Account
 San Diego, CA
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2      10.97
 Capital Group Private Client Services      Beneficial
 Account #2
 Los Angeles, CA
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2      10.46
 Capital Group Private Client Services      Beneficial
 Account #3
 Los Angeles, CA
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2      10.20
 Capital Group Private Client Services      Beneficial
 Account #4
 Los Angeles, CA
-------------------------------------------------------------------------------
 NFS, LLC FEBO                              Record      Class F-2       5.16
 Trust Account                              Beneficial
 La Grange, IL
-------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 40

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES REFER TO BOTH CLASS F-1 AND F-2 SHARE CLASSES.

INVESTMENT ADVISER -- Capital Research and Management Company, the funds'
investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the funds' board, their management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The funds' shareholders approved this arrangement at a meeting of the funds' shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

                       Tax-Exempt Income Funds -- Page 41

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are principally determined by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds' portfolio counselors may be measured against one or more of the following benchmarks depending on his or her investment focus:

     The Tax-Exempt Bond Fund of America -- Lipper General Municipal Debt Funds
     Average and Barclays Capital Municipal Bond Index;

     American High-Income Municipal Bond Fund -- Lipper High Yield Municipal
     Debt Funds Average, Barclays Capital Municipal Bond Index and Barclays
     Capital Municipal High Yield Index;

     Limited Term Tax-Exempt Bond Fund of America -- Lipper Intermediate
     Municipal Debt Funds Average and Barclays Capital Municipal
     Intermediate-Short (1-10 Year) Index;

     The Tax-Exempt Fund of California -- Lipper California Municipal Debt Funds
     Average and Barclays Capital Municipal California index; and

     American Funds Short-Term Tax-Exempt Bond Fund -- Barclays Capital
     Municipal Short (1-5 Year) Index and Lipper Short Municipal Debt Funds
     Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the funds. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       Tax-Exempt Income Funds -- Page 42

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2009 FOR AHIM, LTEX AND
STEX, AND AUGUST 31, 2009 FOR TEBF AND TEFCA:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER           NUMBER
                                      REGISTERED           POOLED           OF OTHER
                                      INVESTMENT         INVESTMENT         ACCOUNTS
                                   COMPANIES (RICS)    VEHICLES (PIVS)      FOR WHICH
                                      FOR WHICH           FOR WHICH         PORTFOLIO
                                      PORTFOLIO           PORTFOLIO         COUNSELOR
                    DOLLAR RANGE      COUNSELOR           COUNSELOR       IS A MANAGER
                      OF FUND        IS A MANAGER       IS A MANAGER       (ASSETS OF
    PORTFOLIO          SHARES      (ASSETS OF RICS     (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR         OWNED/1/     IN BILLIONS)/2/     IN BILLIONS)/3/   IN BILLIONS)/4/
------------------------------------------------------------------------------------------

 THE TAX-EXEMPT BOND FUND OF AMERICA
------------------------------------------------------------------------------------------
 Brenda S.           $100,001 -       4       $ 5.6         None              None
 Ellerin              $500,000
------------------------------------------------------------------------------------------
 Neil L. Langberg    $100,001 -       4       $ 6.4         None              None
                      $500,000
------------------------------------------------------------------------------------------
 Karl J. Zeile       $500,001 -       2       $ 3.8         None              None
                     $1,000,000
------------------------------------------------------------------------------------------
 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
 Brenda S.           $100,001 -       4       $12.3         None              None
 Ellerin              $500,000
------------------------------------------------------------------------------------------
 Neil L. Langberg    $100,001 -       4       $13.1         None              None
                      $500,000
------------------------------------------------------------------------------------------
 Karl J. Zeile       $100,001 -       2       $10.5         None              None
                      $500,000
------------------------------------------------------------------------------------------
 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
------------------------------------------------------------------------------------------
 Brenda S.           $500,001 -       4       $12.3         None              None
 Ellerin             $1,000,000
------------------------------------------------------------------------------------------
 Neil L. Langberg    $100,001 -       4       $13.1         None              None
                      $500,000
------------------------------------------------------------------------------------------
 THE TAX-EXEMPT FUND OF CALIFORNIA
------------------------------------------------------------------------------------------
 Neil L. Langberg    $100,001 -       4       $13.7         None              None
                      $500,000
------------------------------------------------------------------------------------------
 Edward B.           $500,001 -       1       $ 0.8         None              None
 Nahmias             $1,000,000
------------------------------------------------------------------------------------------
 Karl J. Zeile       $100,001 -       2       $11.1         None              None
                      $500,000
------------------------------------------------------------------------------------------
 AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND
------------------------------------------------------------------------------------------
 Brenda S.            None/5/         4       $14.1         None              None
 Ellerin
------------------------------------------------------------------------------------------
 Neil L. Langberg    $100,001 -       4       $14.9         None              None
                      $500,000
------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 43

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
 No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
 Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5 As of September 30, 2009, Brenda S. Ellerin owned $100,001 - $500,000 shares of the fund.
 INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until March 31, 2011, and between American Funds Short-Term
Tax-Exempt Bond Fund and the investment adviser until October 1, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a)
the board of directors/trustees, or by the vote of a majority (as defined in the
1940 Act) of the outstanding voting securities of the relevant fund, and (b) the vote of a majority of directors/trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the
Agreements provide that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the funds' board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the funds'

                       Tax-Exempt Income Funds -- Page 44

executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the funds' offices. The funds pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses;
shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to their shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the funds' plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent directors/trustees; association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.

THE TAX-EXEMPT BOND FUND OF AMERICA: The investment adviser receives a monthly fee based on the following annualized rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                $             0            $    60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.13                   6,000,000,000             10,000,000,000
------------------------------------------------------------------------------
         0.12                  10,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------

For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities.

For the fiscal years ended August 31, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $21,114,000,
$19,191,000 and $16,175,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $20,434,000 (a reduction of $680,000), $17,272,000 (a reduction of
$1,919,000) and $14,557,000 (a reduction of $1,618,000)) for the fiscal years ended August 31, 2009, 2008 and 2007, respectively.

                       Tax-Exempt Income Funds -- Page 45

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND: The investment adviser receives a monthly fee based on the following annualized rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333
-----------------------------------------------------------------------------------

For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities.

For the fiscal years ended July 31, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $7,060,000, $7,588,000 and $7,129,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management  fees of
$6,758,000 (a reduction of $302,000), $6,829,000 (a reduction of $759,000) and
$6,416,000 (a reduction of $713,000) for the fiscal years ended July 31, 2009,
2008 and 2007, respectively.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA: The investment adviser receives a monthly fee based on the following annualized rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.18                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.15                   1,000,000,000
------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 46

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                        Monthly gross investment income

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         3.00%                   $        0                 $3,333,333
------------------------------------------------------------------------------
         2.50                     3,333,333
------------------------------------------------------------------------------

For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities.

For the fiscal years ended July 31, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $4,564,000, $3,254,000 and $3,045,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management  fees of
$4,402,000 (a reduction of $162,000), $2,929,000 (a reduction of $325,000) and
$2,741,000 (a reduction of $304,000) for the fiscal years ended July 31, 2009,
2008 and 2007, respectively.

THE TAX-EXEMPT FUND OF CALIFORNIA: The investment adviser receives a monthly fee based on the following annualized rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333
-----------------------------------------------------------------------------------

For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities.

For the fiscal years ended August 31, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $5,607,000,
$6,069,000 and $5,192,000,

                       Tax-Exempt Income Funds -- Page 47

respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $5,412,000 (a reduction of $195,000), $5,462,000 (a reduction of $607,000) and $4,673,000 (a reduction of $519,000) for the fiscal years ended August 31, 2009, 2008 and 2007, respectively.

AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND: The investment adviser receives a monthly fee based on the following annualized rates and net asset levels:

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.39%                 $            0             $  200,000,000
------------------------------------------------------------------------------
         0.37                     200,000,000                600,000,000
------------------------------------------------------------------------------
         0.33                     600,000,000              1,200,000,000
------------------------------------------------------------------------------
         0.29                   1,200,000,000
------------------------------------------------------------------------------

For the fiscal years ended July 31, 2009 and September 30, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of
$2,859,000, $2,915,000 and $1,939,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $2,763,000 (a reduction of $96,000), $2,623,000 (a reduction of $292,000) and $1,745,000 (a reduction of $194,000) for the fiscal years ended
July 31, 2009 and September 30, 2008 and 2007, respectively.

FEE WAIVER -- For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreements. From April 1, 2005 through
December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January 1, 2009. In addition, the investment adviser agreed to waive a portion of its management fees that it was otherwise entitled to receive under the Agreements for AHIM and LTEX during those funds' 2004 fiscal years.

 ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between each fund and the investment adviser relating to the funds' Class C and F shares will continue in effect until March
31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors/trustees who are not parties to the Administrative Agreement or interested persons (as defined in the
1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of the independent directors/trustees. The investment adviser has the right to terminate the Administrative Agreement upon
60 days' written notice to the relevant fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the funds' Class
C and F shares. The investment adviser may contract with third parties, including American Funds Service Company/(R)/, the funds' Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and

                       Tax-Exempt Income Funds -- Page 48

shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class for administrative services provided to these share classes.
Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the funds. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the funds' applicable share classes. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a
Shareholder Services Agreement between each fund and American Funds Service
Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

---------------------------------------------------------------------------------------------

                                                                 ADMINISTRATIVE SERVICES FEE
                 TEBF                            CLASS C                $  259,000
                                                CLASS F-1                1,077,000
                                                CLASS F-2                   78,000
                                                CLASS R-5                  102,000
---------------------------------------------------------------------------------------------
                 AHIM                            CLASS C                   106,000
                                                CLASS F-1                  194,000
                                                CLASS F-2                   10,000
                                                CLASS R-5                   14,000
---------------------------------------------------------------------------------------------
                 LTEX                            CLASS C                    50,000
                                                CLASS F-1                   89,000
                                                CLASS F-2                   22,000
                                                CLASS R-5                   88,000
---------------------------------------------------------------------------------------------
                 TEFCA                           CLASS C                    74,000
                                                CLASS F-1                  139,000
                                                CLASS F-2                   19,000
                                                CLASS R-5                   66,000
---------------------------------------------------------------------------------------------
                 STEX                           CLASS R-5                  105,000
---------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 49

TEBF, AHIM, LTEX, TEFCA and STEX discontinued sales of Class R-5 shares on June
15, 2009. STEX did not offer Class B, C or F shares in the 2009 fiscal year and is not currently offering B and C shares.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of each fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the funds'
shares, as follows:

     .    For Class A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

     .    For Class B shares sold prior to April 21, 2009, the Principal
          Underwriter sold its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

     .    For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the funds reimburse the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B shares prior to
April 21, 2009. The funds also reimburse the Principal Underwriter for service fees paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1 shares.

                       Tax-Exempt Income Funds -- Page 50

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                              COMMISSIONS,              ALLOWANCE OR
                                                                REVENUE                 COMPENSATION
                                           FISCAL YEAR      OR FEES RETAINED             TO DEALERS
------------------------------------------------------------------------------------------------------------

               CLASS A/1/
                                              2009             TEBF  $2,587,000          TEBF    9,647,000
                                                               AHIM     709,000          AHIM    2,595,000
                                                               LTEX     536,000          LTEX    2,022,000
                                                              TEFCA     350,000         TEFCA    1,264,000

                                              2008             TEBF  $2,871,000          TEBF   10,880,000
                                                               AHIM     835,000          AHIM    3,170,000
                                                               LTEX     276,000          LTEX    1,090,000
                                                              TEFCA     575,000         TEFCA    2,197,000

                                              2007             TEBF   2,726,000          TEBF   10,548,000
                                                               AHIM   1,237,000          AHIM    4,779,000
                                                               LTEX     186,000          LTEX      750,000
                                                              TEFCA     695,000         TEFCA    2,667,000
------------------------------------------------------------------------------------------------------------
               CLASS B/2/
                                              2009             TEBF      24,000          TEBF      167,000
                                                               AHIM       8,000          AHIM       67,000
                                                               LTEX       1,000          LTEX        3,000
                                                              TEFCA       1,000         TEFCA       18,000
                                              2008             TEBF      33,000          TEBF      278,000
                                                               AHIM      17,000          AHIM      107,000
                                                               LTEX       1,000          LTEX        1,000
                                                              TEFCA      12,000         TEFCA       75,000
                                              2007             TEBF      44,000          TEBF      298,000
                                                               AHIM      31,000          AHIM      234,000
                                                               LTEX       3,000          LTEX        6,000
                                                              TEFCA      11,000         TEFCA       70,000
------------------------------------------------------------------------------------------------------------
               CLASS C/2/                     2009             TEBF      30,000          TEBF      971,000
                                                               AHIM       2,000          AHIM      295,000
                                                               LTEX      42,000          LTEX           22
                                                              TEFCA      72,000         TEFCA      125,000
                                              2008             TEBF          --          TEBF      939,000
                                                               AHIM          --          AHIM      314,000
                                                               LTEX      18,000          LTEX           --
                                                              TEFCA      56,000         TEFCA      255,000
                                              2007             TEBF          --          TEBF      791,000
                                                               AHIM          --          AHIM      348,000
                                                               LTEX      33,000          LTEX       13,000
                                                              TEFCA          --         TEFCA      337,000
------------------------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 51

1 STEX was a money market fund during its 2009, 2008 and 2007 fiscal years and, therefore, the Principal Underwriter did not have commissions to disclose.
2 STEX does not currently offer Class B and C shares.

Plans of distribution -- Each of the funds has adopted plans of distribution
(the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the funds to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided each fund's board of directors/trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of each fund. As none of the funds has adopted a Plan for Class F-2, no 12b-1 fees are paid from Class F-2 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A -- For Class A shares, up to 0.25% of TEBF's, AHIM's, LTEX's and
     TEFCA's average daily net assets and 0.15% of STEX's average daily net assets attributable to such shares are reimbursed to the Principal
     Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. TEBF and TEFCA may annually expend up to
     0.25%, AHIM and LTEX may annually expend up to 0.30% and STEX may annually expend up to 0.15% for Class A shares under the applicable Plan.

                       Tax-Exempt Income Funds -- Page 52

     Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases
     (which are described in further detail under the "Sales Charges" section of this statement of additional information document) in excess of the Class A
     Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of the funds' most recent fiscal year, unreimbursed expenses which remained subject to reimbursement under the Plan for Class A shares totaled $9,078,000 or 0.13% of Class A net assets for TEBF,
     $2,654,000 or 0.16% of Class A net assets for LTEX and $1,383,000 or 0.11%
     of Class A net assets for TEFCA.

     CLASS B -- The Plans for Class B shares provide for payments to the
     Principal Underwriter of up to 0.25% of each fund's average daily net assets attributable to such shares for paying service-related expenses and
     0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     CLASS C -- The Plans for Class C shares provide for payments to the
     Principal Underwriter of up to 0.25% of each fund's average daily net assets attributable to such shares for paying service-related expenses and
     0.75% for distribution-related expenses.

     CLASS F-1 -- The Plans for Class F-1 shares provide for payments to the
     Principal Underwriter of up to 0.25% of each fund's average daily net assets attributable to such shares for paying service-related expenses. The funds may annually expend up to 0.50% for Class F-1 shares under the applicable Plan with the approval of the board of directors/ trustees.

During the 2009 fiscal year, 12b-1 expenses, accrued and paid, and if applicable unpaid, were:

                                                 12B-1 UNPAID LIABILITY
                        12B-1 EXPENSES                 OUTSTANDING
----------------------------------------------------------------------------

    CLASS A             TEBF    $15,847,000          TEBF     $2,900,000
                        AHIM      4,172,000          AHIM        398,000
                        LTEX      3,889,000          LTEX        431,000
                       TEFCA      3,220,000         TEFCA        672,000
                        STEX        378,000          STEX         47,000
----------------------------------------------------------------------------
    CLASS B             TEBF      1,078,000          TEBF        123,000
                        AHIM        449,000          AHIM         43,000
                        LTEX        255,000          LTEX         25,000
                       TEFCA        171,000         TEFCA         19,000

----------------------------------------------------------------------------
    CLASS C             TEBF      3,382,000          TEBF        685,000
                        AHIM      1,094,000          AHIM        164,000
                        LTEX        673,000          LTEX        100,000
                       TEFCA      1,029,000         TEFCA        196,000

----------------------------------------------------------------------------
   CLASS F-1            TEBF      2,190,000          TEBF        517,000
                        AHIM        364,000          AHIM         69,000
                        LTEX        238,000          LTEX         49,000
                       TEFCA        333,000         TEFCA         81,000

----------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 53

TEBF, AHIM, LTEX, TEFCA and STEX discontinued sales of Class R-5 shares on June
15, 2009. STEX did not offer Class B, C or F shares during the 2009 fiscal year and is not currently offering B and C shares.

Approval of the Plans - As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full boards of directors/trustees and separately by a majority of the independent directors/trustees of the funds who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting
Agreement. In addition, the selection and nomination of independent directors/trustees of the funds are committed to the discretion of the independent directors/trustees during the existence of the Plans.

Potential benefits of the Plans to the funds include quality shareholder services, savings to the funds in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the boards of directors/ trustees and the Plans must be renewed annually by the boards of directors/trustees.

REIMBURSEMENT OF CERTAIN CLASS-SPECIFIC EXPENSES -- Due to low short-term interest rates, the investment adviser has reimbursed class-specific expenses for STEX's Class A and R-5 shares. For the year ended July 31, 2009, the fees reimbursed by the investment adviser for Class A and R-5 shares was $423,000.

OTHER COMPENSATION TO DEALERS -- As of July 2009, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
              Advantage Capital Corporation
              American General Securities Incorporated
              FSC Securities Corporation
              Royal Alliance Associates, Inc.
              SagePoint Financial, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.

                       Tax-Exempt Income Funds -- Page 54

     HTK / Janney Montgomery Group
              Hornor, Townsend & Kent, Inc.
              Janney Montgomery Scott LLC
     ING Advisors Network Inc.
              Bancnorth Investment Group, Inc.
              Financial Network Investment Corporation
              Guaranty Brokerage Services, Inc.
              ING Financial Partners, Inc.
              Multi-Financial Securities Corporation
              Primevest Financial Services, Inc.
     Intersecurities / Transamerica
              InterSecurities, Inc.
              Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     JJB Hilliard/PNC Bank
              PNC Bank, National Association
              PNC Investments LLC
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
              Associated Securities Corp.
              LPL Financial Corporation
              Mutual Service Corporation
              Uvest Investment Services
              Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
              Metlife Securities Inc.
              New England Securities
              Tower Square Securities, Inc.
              Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC
     National Planning Holdings Inc.
              Invest Financial Corporation
              Investment Centers of America, Inc.
              National Planning Corporation
              SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     PFS Investments Inc.
     Raymond James Group
              Raymond James & Associates, Inc.
              Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
              CRI Securities, LLC

                       Tax-Exempt Income Funds -- Page 55

              Securian Financial Services, Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
              A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
              First Clearing LLC
              H.D. Vest Investment Securities, Inc.
              Wells Fargo Advisors Financial Network, LLC
              Wells Fargo Advisors Investment Services Group
              Wells Fargo Advisors Latin American Channel
              Wells Fargo Advisors Private Client Group
           Wells Fargo Investments, LLC

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the funds'
portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the funds' portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The funds do not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject

                       Tax-Exempt Income Funds -- Page 56

matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the funds and other funds and accounts that it advises; however, not all such services will necessarily benefit the funds.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the funds and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the funds incur any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing

                       Tax-Exempt Income Funds -- Page 57

market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the funds and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the funds' portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the funds' portfolio transactions.

THE TAX-EXEMPT BOND FUND OF AMERICA -- No brokerage commissions were paid on portfolio transactions for the 2009 and 2007 fiscal years. Brokerage commissions of less than $1,000 were paid on portfolio transactions for the 2008 fiscal year.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND -- No brokerage commissions were paid on portfolio transactions for the 2009, 2008 and 2007 fiscal years.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA -- No brokerage commissions were paid on portfolio transactions for the 2009, 2008 and 2007 fiscal years.

THE TAX-EXEMPT FUND OF CALIFORNIA -- No brokerage commissions were paid on portfolio transactions for the 2009, 2008 and 2007 fiscal years.

AMERICAN FUNDS SHORT-TERM TAX-EXEMPT BOND FUND -- No brokerage commissions were paid on portfolio transactions for the 2009, 2008 and 2007 fiscal years.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the funds' board of directors/trustees and compliance will be periodically assessed by the board in connection with reporting from the funds' Chief Compliance Officer.

Under these policies and procedures, each fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the

                       Tax-Exempt Income Funds -- Page 58

calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The funds' custodian, outside counsel and auditors, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the funds, including officers of the funds and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the funds, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the funds nor their investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose the funds' portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the funds' investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds' portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES
 Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the funds or the
Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent's policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the
Transfer Agent. Any request to sell shares on a

                       Tax-Exempt Income Funds -- Page 59

 future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal
Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock
Exchange is currently closed on weekends and on the following holidays: New
Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial
Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the funds has a separately calculated net asset value (and share price).

 All portfolio securities of funds managed by Capital Research and Management
Company (other than American Funds Money Market Fund/(R)/) are valued, and the net asset values per share for each share class are determined, as indicated
below. The funds follow standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance,

                       Tax-Exempt Income Funds -- Page 60

 credit enhancements, liquidation value calculations, specific deal information and other reference data. The funds' investment adviser performs certain checks on these prices prior to calculation of the funds' net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the funds' shares into U.S. dollars at the prevailing market rates.

 Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the funds' board. Subject to board oversight, the funds' board has delegated the obligation to make fair valuation determinations to a valuation committee established by the funds' investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the funds might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of

                       Tax-Exempt Income Funds -- Page 61

shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

To avoid federal excise taxes, the Code requires each fund to distribute by
December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.

Interest on the municipal securities purchased by each fund is believed to be free from regular federal income tax based on opinions issued by bond counsel.
However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion.  In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen, dividends derived from this interest may be taxable to you, and you may need to file an amended tax return.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS -- By meeting certain requirements of the Code, each fund qualifies to pay exempt-interest dividends to shareholders. These dividends
     ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS -- Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.
     Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions

                       Tax-Exempt Income Funds -- Page 62

     from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a fund have been held by the shareholder.

     A portion of the gain on municipal bonds purchased at market discount after
     April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

SHAREHOLDER TAXATION -- Distributions by each fund result in a reduction in the net asset value of each fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution.
Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by each fund on those shares.

If a shareholder exchanges or otherwise disposes of shares of a fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

Each fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of each fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt

                       Tax-Exempt Income Funds -- Page 63

nature of each fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

Exempt-interest dividends paid by each fund will be reported to both the IRS and shareholders of each fund. Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received. In addition, each fund is required to report all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders.

Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. In addition, back-up withholding may apply beginning in 2007 to exempt-interest dividends paid to non-exempt shareholders for whom a certified taxpayer identification number has not been received.
Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

                       Tax-Exempt Income Funds -- Page 64

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

                       Tax-Exempt Income Funds -- Page 65

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.
 OTHER PURCHASE INFORMATION -- The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The funds and the
Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and
     .    American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company's Capital Group Private
          Client Services division.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the funds'
minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be

                       Tax-Exempt Income Funds -- Page 66

made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds
Money Market Fund to Class C shares of Intermediate Bond Fund of America,
Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America.
Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

 FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the funds' "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered "systematic" unless the transaction is pre-scheduled for a specific date.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios. Class B and C shares are not currently offered by STEX.

                       Tax-Exempt Income Funds -- Page 67

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.
     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service
     Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                       Tax-Exempt Income Funds -- Page 68

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Tax-exempt funds in general should not serve as retirement plan investments.

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A, or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and

                       Tax-Exempt Income Funds -- Page 69

          children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c)
          parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

                       Tax-Exempt Income Funds -- Page 70

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the funds' IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by each fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph titled "Rights of accumulation") eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain

                       Tax-Exempt Income Funds -- Page 71

     unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original
     Statement will be considered met and a new Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. In addition, effective May 1, 2009, the
     Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual--

                       Tax-Exempt Income Funds -- Page 72

          type plan for sales charge purposes (see "Purchases by certain 403(b)
          plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica/(R)/ accounts invested in American Funds other than the funds, which will be aggregated at the account owner level. (Class
          529-E accounts may only be aggregated with an eligible employer plan.
          For more information about CollegeAmerica and Class 529 shares, please see the prospectus of American Funds that offer Class 529 shares.)

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

                       Tax-Exempt Income Funds -- Page 73

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American
     Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B shares of The Tax-Exempt Bond Fund of America,
     American High-Income Municipal Bond Fund and The Tax-Exempt Fund of
     California if

                       Tax-Exempt Income Funds -- Page 74

     your combined American Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate. In addition, you may not purchase Class C shares of The Tax-Exempt Bond Fund of America, American High-Income
     Municipal Bond Fund and The Tax-Exempt Fund of California if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, "account" means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

                       Tax-Exempt Income Funds -- Page 75

CDSC waivers are allowed only in the cases listed here and in the prospectus.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                       Tax-Exempt Income Funds -- Page 76

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available if your account is held with an investment dealer.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same class at net asset value, subject to the following conditions:

(a)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(b)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(c)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                       Tax-Exempt Income Funds -- Page 77

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares
(up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its

                       Tax-Exempt Income Funds -- Page 78

affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) for American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The funds' articles of incorporation or declarations of trust permit the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in each fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors/trustees of the funds may from time to time adopt.

While payment of redemptions normally will be in cash, the articles of incorporation for AHIM and TEBF and the declarations of trust for LTEX, TEFCA and STEX permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the funds' board of directors/trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

 SHARE CERTIFICATES -- Shares are credited to your account. The funds' board may determine if the fund issues share certificates. STEX does not issue share certificates.

                       Tax-Exempt Income Funds -- Page 79

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds'
portfolios, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY
10017-2070, as Custodian. If a fund holds securities of issuers outside the
U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the
U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee by TEBF, AHIM, LTEX, TEFCA and STEX of $1,580,000,
$714,000, $301,000, $262,000 and $185,000, respectively, for Class A shares, and
$29,000, $21,000, $6,000 and $4,000, for TEBF, AHIM, LTEX and TEFCA,
respectively, for Class B shares for the 2009 fiscal year. American Funds
Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to
Capital Research and Management Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the independent registered public accounting firm for TEBF, AHIM, LTEX and STEX. Deloitte & Touche LLP, 695
Town Center Drive, Costa Mesa, CA 92626, serves as the independent registered public accounting firm for TEFCA. Each firm provides audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual reports have been so included in reliance on the reports of PricewaterhouseCoopers LLP and Deloitte & Touche LLP,
independent registered public accounting firms, given on the authority of said firms as experts in accounting and auditing. The selection of the funds'
independent registered public accounting firm is reviewed and determined annually by the board of directors/trustees.

INDEPENDENT LEGAL COUNSEL -- Bingham McCutchen LLP, 355 South Grand Avenue,
Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel
("counsel") for the funds and for independent directors/trustees in their capacities as such. Counsel does not provide legal services to the funds'
investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the funds' counsel will be made at least annually by the independent directors/trustees of the funds, as prescribed by the 1940 Act and related rules.

                       Tax-Exempt Income Funds -- Page 80

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- TEBF's and TEFCA's
fiscal year ends on August 31. AHIM's, LTEX's and STEX's fiscal year ends on
July 31. Shareholders are provided updated prospectuses annually and at least semi-annually with reports showing the funds' investment portfolio or summary investment portfolio, financial statements and other information. TEBF's,
AHIM's, LTEX's and STEX's annual financial statements are audited by the funds'
independent registered public accounting firm, PricewaterhouseCoopers LLP and
TEFCA's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The funds and Capital Research and Management Company and its affiliated companies, including each fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which each fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the funds or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the funds is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other

                       Tax-Exempt Income Funds -- Page 81

matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

THE TAX-EXEMPT BOND FUND OF AMERICA

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $11.82
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $12.28

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- JULY 31, 2009<

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.69
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.18

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- JULY 31, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $15.11
Maximum offering price per share
  (100/97.50 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.50

                       Tax-Exempt Income Funds -- Page 82

THE TAX-EXEMPT FUND OF CALIFORNIA

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $15.31
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.91

OTHER INFORMATION -- The funds reserve the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the reports of independent registered public accounting firms contained in the annual reports, are included in this statement of additional information. The following information is not included in the annual report:

                       Tax-Exempt Income Funds -- Page 83

FUND NUMBERS -- Here are the fund numbers for use with our automated phone line,
American FundsLine/(R)/, or when making share transactions:

                                         FUND NUMBERS
                        ------------------------------------------------------------
FUND                    CLASS A  CLASS B  CLASS C  CLASS F-1  CLASS F-2   CLASS R-5
------------------------------------------------------------------------------------

STOCK AND STOCK/BOND
FUNDS
AMCAP Fund/(R)/ . . .     02       202      302       402        602        2502
American Balanced
Fund/(R)/ . . . . . .     11       211      311       411        611        2511
American Mutual
Fund/(R)/ . . . . . .     03       203      303       403        603        2503
Capital Income
Builder/(R)/  . . . .     12       212      312       412        612        2512
Capital World Growth
and Income Fund/SM/ .     33       233      333       433        633        2533
EuroPacific Growth
Fund/(R)/ . . . . . .     16       216      316       416        616        2516
Fundamental
Investors/SM/ . . . .     10       210      310       410        610        2510
The Growth Fund of
America/SM/ . . . . .     05       205      305       405        605        2505
The Income Fund of
America/(R)/. . . . .     06       206      306       406        606        2506
International Growth
and Income Fund/SM/ .     34       234      334       434        634        2534
The Investment Company
of America/(R)/ . . .     04       204      304       404        604        2504
The New Economy
Fund/(R)/ . . . . . .     14       214      314       414        614        2514
New Perspective
Fund/(R)/ . . . . . .     07       207      307       407        607        2507
New World Fund/(R)/ .     36       236      336       436        636        2536
SMALLCAP World
Fund/(R)/ . . . . . .     35       235      335       435        635        2535
Washington Mutual
Investors Fund/SM/  .     01       201      301       401        601        2501
BOND FUNDS
American Funds
Short-Term Tax-Exempt
Bond Fund/SM/ . . . .     39       N/A      N/A       439        639         N/A
American High-Income
Municipal Bond
Fund/(R)/ . . . . . .     40       240      340       440        640         N/A
American High-Income
Trust/SM/ . . . . . .     21       221      321       421        621        2521
The Bond Fund of
America/SM/ . . . . .     08       208      308       408        608        2508
Capital World Bond
Fund/(R)/ . . . . . .     31       231      331       431        631        2531
Intermediate Bond Fund
of America/(R)/ . . .     23       223      323       423        623        2523
Limited Term
Tax-Exempt Bond Fund
of America/SM/  . . .     43       243      343       443        643         N/A
Short-Term Bond Fund
of America/SM/. . . .     48       248      348       448        648        2548
The Tax-Exempt Bond
Fund of America/(R)/      19       219      319       419        619         N/A
The Tax-Exempt Fund of
California/(R)/*. . .     20       220      320       420        620         N/A
The Tax-Exempt Fund of
Maryland/(R)/*. . . .     24       224      324       424        624         N/A
The Tax-Exempt Fund of
Virginia/(R)/*. . . .     25       225      325       425        625         N/A
U.S. Government
Securities Fund/SM/ .     22       222      322       422        622        2522
MONEY MARKET FUND
American Funds Money
Market Fund/(R)/. . .     59       259      359       459        659        2559
___________
*Qualified for sale only in certain
jurisdictions.

                       Tax-Exempt Income Funds -- Page 84

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa
Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A
Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa
Issuers or issues rated Baa represent average creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ba
Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B
Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa
Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca
Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C
Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       Tax-Exempt Income Funds -- Page 85

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       Tax-Exempt Income Funds -- Page 86

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          DESCRIPTION OF NOTE RATINGS

MOODY'S
MUNICIPAL SHORT-TERM DEBT RATINGS

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                       Tax-Exempt Income Funds -- Page 87

STANDARD & POOR'S
SHORT-TERM ISSUE CREDIT RATINGS

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                       Tax-Exempt Income Funds -- Page 88

..

[logo – American Funds®]

Limited Term Tax-Exempt Bond Fund of America®
Investment portfolio

July 31, 2009

Bonds & notes — 93.56%	Principal amount (000)	Value (000)

ALABAMA — 0.38%
City of Mobile Industrial Dev. Board, Pollution Control Rev. Bonds (Alabama Power Co. Barry Plant Project),
Series 2007-C, 5.00% 2034 (put 2015)	$5,000	$5,223
Port Auth., Docks Facs. Rev. Bonds, Series 2006-A, AMT, National insured, 5.00% 2016	1,000	996
Board of Trustees of the University of Alabama, Birmingham Hospital Rev. Bonds, Series 2008-A, 5.25% 2017	1,160	1,224
Board of Trustees of the University of Alabama, University of Alabama at Birmingham Hospital Rev. Bonds,
Series 2006-A, 5.00% 2015	500	521
		7,964

ALASKA — 0.57%
Housing Fin. Corp., Home Mortgage Rev. Bonds, Series 2006-C, AMT, National insured, 5.50% 2037	2,105	2,117
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2000, 5.60% 2010 (escrowed to maturity)	1,000	1,043
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001, 5.375% 2021 (preref. 2011)	5,345	5,641
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, National insured, 4.00% 2011	1,000	1,033
Student Loan Corp., Education Loan Rev. Bonds, Series 2006-A-2, AMT, 5.00% 2016	1,000	1,007
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT, AMBAC insured, 5.65% 2010 (escrowed to maturity)	1,140	1,176
		12,017

ARIZONA — 2.47%
Pollution Control Corp. of the County of Cochise, Solid Waste Disposal Rev. Bonds
(Arizona Electric Power Cooperative, Inc. Project), Series 1994-A, AMT, 4.40% 2024	1,800	1,800
Health Facs. Auth., Hospital Rev. Bonds (Phoenix Children’s Hospital), Series 2007-A, 1.41% 2042 (put 2015)1	4,000	3,454
Health Facs. Auth., Hospital Rev. Bonds (Phoenix Children’s Hospital), Series 2007-B, 1.26% 2042 (put 2015)1	4,000	3,464
Health Facs. Auth., Rev. Bonds (Banner Health), Series 2007-A, 5.00% 2016	1,900	1,959
Health Facs. Auth., Rev. Bonds (Banner Health), Series 2007-A, 5.00% 2017	3,000	3,090
Health Facs. Auth., Rev. Bonds (Banner Health), Series 2007-A, 5.00% 2018	500	510
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds (Catholic Healthcare West),
Series 2007-A, 5.00% 2016	2,000	2,046
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds (Catholic Healthcare West),
Series 2009-A, 5.00% 2016	2,400	2,455
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds (Catholic Healthcare West),
Series 2009-C, 5.00% 2038 (put 2014)	8,500	8,749
Maricopa County, G.O. Community College Dist., Series C, 5.00% 2018	3,500	4,056
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev. Bonds (Mohave Prison, LLC Project),
Series 2004-A, XLCA insured, 5.00% 2011 (escrowed to maturity)	1,345	1,440
City of Phoenix Civic Improvement Corp., Wastewater System Rev. Ref. Bonds, Series 2008, 5.50% 2018	1,000	1,156
City of Phoenix Civic Improvement Corp., Water System Rev. Bonds, Series 2009-A, 5.00% 2018	2,300	2,611
Industrial Dev. Auth. of the City of Phoenix and the County of Pima, Single-family Mortgage Rev. Bonds,
Series 2006-3A, AMT, 5.25% 2038	802	816
Industrial Dev. Authorities of the City of Phoenix and the County of Maricopa, Single-family Mortgage Rev. Bonds,
Series 2007-A-2, AMT, 5.80% 2040	1,525	1,572
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2012	1,250	1,253
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2013	1,000	995
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2015	1,250	1,206
School Facs. Board, Certs. of Part., Series 2008, 5.50% 2016	1,500	1,697
School Facs. Board, Certs. of Part., Series 2008, 5.50% 2017	3,000	3,385
School Facs. Board, State School Improvement Rev. Ref. Bonds, Series 2005, 5.00% 2015	2,000	2,297
School Facs. Board, State School Trust Rev. Ref. Bonds, Series 2007, AMBAC insured, 5.00% 2017	2,000	2,055
		52,066

CALIFORNIA — 7.79%
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds (San Diego Hospital Assn.),
Series 2001-A, 6.125% 2020	8,150	8,177
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (Episcopal Homes Foundation),
Series 1998, 5.125% 2013	1,000	1,005
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern California Presbyterian Homes Obligated Group,
Rev. Bonds (Redwood Senior Homes and Services), Series 2002, 5.50% 2012	1,390	1,411
California County Tobacco Securitization Agcy., Tobacco Settlement Asset-backed Bonds
(Alameda County Tobacco Asset Securitization Corp.), Series 2002, 4.75% 2019	640	603
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.15% 2012	485	466
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.40% 2014	695	647
Econ. Recovery Bonds, Series 2008-B, 5.00% 2023 (put 2010)1	3,000	3,084
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
Series 2003-B, FGIC insured, 5.50% 2033 (preref. 2013)	1,000	1,142
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (preref. 2011)	80	86
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (put 2011)	920	932
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2008-I, 5.125% 2022	1,500	1,482
Health Facs. Fncg. Auth., Rev. Bonds (Providence Health & Services), Series 2008-C, 5.25% 2016	500	538
Health Facs. Fncg. Auth., Rev. Bonds (Providence Health & Services), Series 2008-C, 5.50% 2017	500	546
Health Facs. Fncg. Auth., Rev. Bonds (Providence Health & Services), Series 2008-C, 6.00% 2018	600	677
City of Newport Beach, Rev. Bonds (Hoag Memorial Hospital Presbyterian), Series 2009-D, 5.00% 2038 (put 2013)	2,000	2,129
Independent Cities Lease Fin. Auth., Mobile Home Park Rev. Bonds (San Juan Mobile Estates),
Series 2006-A, 5.00% 2016	1,255	1,182
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, National insured, 5.25% 2013	1,045	1,127
City of Los Angeles Harbor Dept., Rev. Ref. Bonds, Series 2006-A, AMT, National insured, 5.00% 2014	1,370	1,477
City of Los Angeles, Dept. of Water and Power, Power System Rev. Bonds,
Series 2003-A, Subseries A-1, National insured, 5.00% 2015	2,500	2,718
City of Los Angeles, Wastewater System Rev. Bonds, Ref. Series 2009-A, 5.00% 2018	2,500	2,782
County of Los Angeles, Metropolitan Transportation Auth., Proposition C, Sales Tax Rev. Ref. Bonds,
Series 2009-B, 5.00% 2017	2,500	2,794
County of Los Angeles, Metropolitan Transportation Auth., Proposition C, Sales Tax Rev. Ref. Bonds,
Series 2009-D, 5.00% 2016	2,000	2,242
Los Angeles Convention and Exhibition Center Auth., Lease Rev. Ref. Bonds, Series 2008-A, 5.00% 2016	1,570	1,690
Los Angeles State Building Auth., Lease Rev. Ref. Bonds (State of California Dept. of General Services Lease),
Series 1993-A, National insured, 5.625% 2011	2,295	2,360
Los Angeles Unified School Dist. (County of Los Angeles), Election of 2004 G.O. Bonds, Series 2009-I, 5.00% 2018	3,000	3,245
Los Angeles Unified School Dist. (County of Los Angeles), Election of 2004 G.O. Bonds, Series 2009-I, 5.00% 2020	3,500	3,702
Los Angeles Unified School Dist. (County of Los Angeles), G.O. Bonds, Election of 2005,
Series 2007-E, FSA insured, 5.00% 2020	2,390	2,529
Morongo Band of Mission Indians, Enterprise Rev. Bonds, Series 2008-B, 5.50% 2018	1,875	1,624
Northern California Gas Auth. No. 1, Gas Project Rev. Bonds, Series 2007-B, 1.00% 20171	2,500	1,909
Port of Oakland, Rev. Ref. Bonds, Series 2007-A, AMT, National insured, 5.00% 2012	2,000	2,075
Port of Oakland, Rev. Ref. Bonds, Series 2007-A, AMT, National insured, 5.00% 2015	1,115	1,147
Port of Oakland, Rev. Ref. Bonds, Series 2007-C, National insured, 5.00% 2016	1,000	1,062
Port of Oakland, Rev. Ref. Bonds, Series 2007-C, National insured, 5.00% 2017	1,900	1,995
Pollution Control Fncg. Auth., Rev. Ref. Bonds (Pacific Gas and Electric Co.),
Series 1996-A, AMT, National insured, 5.35% 2016	9,000	9,077
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2003-A, AMT, 5.00% 2038 (put 2013)	2,000	1,999
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2005-A, AMT, 4.70% 2025 (put 2012)	4,250	4,228
Regional Airports Improvement Corp., Facs. Lease Rev. Ref. Bonds (LAXFUEL Corp., Los Angeles International Airport),
Issue of 2005, AMT, FSA insured, 5.00% 2014	1,020	1,063
Sacramento Municipal Utility Dist., Electric Rev. Bonds, Series 1997-K, AMBAC insured, 5.75% 2018	5,170	5,816
Public Facs. Fncg. Auth. of the City of San Diego, Sewer Rev. Bonds, Series 2009-A, 5.00% 2017	8,500	9,415
Public Facs. Fncg. Auth. of the City of San Diego, Sewer Rev. Ref. Bonds, Series 2009-B, 5.00% 2017	2,500	2,769
City and County of San Francisco Airport Commission, San Francisco International Airport,
Second Series Rev. Bonds, Issue 24-A, AMT, FSA insured, 5.50% 2017	3,025	3,070
San Francisco Airport Auth., Ref. Bonds, Series A, AMT, 6.50% 2019 (put 2010)	4,000	4,138
San Francisco Airport Auth., Ref. Bonds, Series A, AMT, 6.50% 2019 (put 2012)	2,000	2,108
San Francisco Airport Auth., Ref. Bonds, Series A-3, AMT, 6.75% 2019 (put 2011)	3,300	3,462
San Francisco State Building Auth., Lease Rev. Ref. Bonds (San Francisco Civic Center Complex),
Series 2005-A, FGIC-National insured, 5.00% 2016	2,500	2,578
City of San Jose, Airport Rev. Bonds, Series 2007-A, AMT, AMBAC insured, 5.00% 2014	4,380	4,465
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds (Ladera Ranch),
Series 2005-A, AMBAC insured, 5.00% 2016	2,420	2,441
Southern California Public Power Auth., Gas Project Rev. Bonds (Project No. 1), Series 2007-A, 5.00% 2016	1,000	1,005
Southern California Public Power Auth., Transmission Project Rev. Bonds (Southern Transmission Project),
Ref. Series 2009-A, 5.00% 2019	2,500	2,716
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)	1,000	1,003
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series A, 5.00% 2016	3,750	4,119
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series A, 5.00% 2019	2,000	2,085
Statewide Communities Dev. Auth., Rev. Bonds (Redlands Community Hospital),
Series 2005-A, RADIAN insured, 5.00% 2014	1,300	1,316
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II),
Series 2004, 5.50% 2013	1,750	1,803
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II),
Series 2004, 5.50% 2014	1,975	2,013
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II),
Series 2008, 5.00% 2018	2,500	2,431
Tobacco Securitization Auth., Tobacco Settlement Asset-backed Bonds
(San Diego County Tobacco Asset Securitization Corp.), Series 2001-A, 5.25% 2027 (preref. 2012)	4,105	4,584
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.80% 2010	940	959
Tuolumne Wind Project Auth., Rev. Bonds (Turlock Irrigation Dist.), Series A, 5.00% 2017	2,000	2,135
Val Verde Unified School Dist., Certs. of Part. (Ref. and School Construction Project),
Series 2005-B, FGIC-National insured, 5.00% 2014	1,000	983
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2005-F-3, 5.00% 2021	1,500	1,591
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2005-G-11, 5.00% 2018	7,500	8,213
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2005-G-4, 5.00% 2016	1,000	1,108
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2008-H, FSA insured, 5.00% 2021	3,000	3,150
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2008-K, 5.00% 2018	2,715	2,973
Dept. of Water Resources, Water System Rev. Bonds (Central Valley Project), Series AF, 5.00% 2017	2,500	2,899
		164,300

COLORADO — 2.09%
Arapahoe County, Ref. Certs. of Part. (Sheriff/Coroner Building and Centrepoint Plaza),
Series 2006, AMBAC insured, 5.00% 2015	2,000	2,268
City and County of Denver, Airport System Rev. Bonds, Series 2008-A1-4, Subseries 2008-A1, AMT, 5.25% 2013	2,000	2,099
City and County of Denver, Airport System Rev. Bonds, Series 2008-A1-4, Subseries 2008-A1, AMT, 5.25% 2015	5,300	5,470
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC-National insured, 5.00% 2012	1,500	1,570
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012 (escrowed to maturity)	4,000	4,468
Health Facs. Auth., Health Facs. Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
Series 2006, 5.00% 2015	1,420	1,454
Health Facs. Auth., Health Facs. Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
Series 2009-B, 5.00% 2039 (put 2014)	3,200	3,232
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2010	1,000	1,023
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2011	1,100	1,134
Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2006-F, 5.00% 2015	440	471
Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2006-F, 5.00% 2015 (escrowed to maturity)	980	1,154
Health Facs. Auth., Hospital Rev. Ref. Bonds (Longmont United Hospital Project),
Series 2006-B, RADIAN insured, 5.25% 2014	1,810	1,791
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2008-C-8, 4.10% 2036 (put 2011)	5,000	5,080
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series D-3, 5.50% 2038 (put 2015)	3,500	3,749
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2002-B, 5.25% 2011	1,450	1,452
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2010	500	500
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2014	1,320	1,271
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2015	1,145	1,091
Housing and Fin. Auth., Single-family Program Bonds, Series 1998-D-3, 6.125% 2023	340	364
Public Auth. for Colorado Energy, Natural Gas Purchase Rev. Bonds, Series 2008, 5.75% 2018	500	477
Southlands Metropolitan Dist. No. 1 (City of Aurora), G.O. Ref. and Improvement Bonds,
Series 2007, RADIAN insured, 5.00% 2015	1,170	1,070
Southlands Metropolitan Dist. No. 1 (City of Aurora), G.O. Ref. and Improvement Bonds,
Series 2007, RADIAN insured, 5.00% 2016	1,055	950
Regents of the Univeristy of Colorado, University Enterprise Rev. Bonds, Series 2009-A, 5.00% 2018	1,750	1,973
		44,111

CONNECTICUT — 0.90%
G.O. Bonds, Series 2007-C, 5.00% 2016	2,500	2,914
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program),
Series 2005-A, AMT, National insured, 4.20% 2014	750	738
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.70% 20122	3,400	2,951
Special Tax Obligation Ref. Bonds, Transportation Infrastructure Purposes, Series 2009-1, 5.00% 2018	2,500	2,823
Special Tax Obligation Ref. Bonds, Transportation Infrastructure Purposes, Series 2009-1, 5.00% 2019	8,550	9,661
		19,087

DELAWARE — 0.39%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power & Light Co. Project),
Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)	2,000	2,019
Housing Auth., Single-family Mortgage Rev. Bonds, Series 2007-D-1, AMT, 5.60% 2039	2,720	2,775
Transportation Auth., Transportation System Rev. Bonds, Series 2008-B, 5.00% 2016	3,000	3,474
		8,268

DISTRICT OF COLUMBIA — 1.76%
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2010	1,000	1,015
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2013	2,000	2,125
Certs. of Part., Lease Rev. Bonds, Series 2006, FGIC-National insured, 5.25% 2014	1,000	1,084
Convention Center Auth. (Washington), Dedicated Tax Rev. and Ref. Bonds, Series 2007-A, AMBAC insured, 5.00% 2016	2,500	2,649
Friendship Public Charter School, Inc. Issue Rev. Bonds, Series 2003, ACA insured, 5.00% 2012	1,000	956
G.O. Ref. Bonds, Series 1993-B-2, FSA insured, 5.50% 2010	515	533
G.O. Ref. Bonds, Series 2007-B, AMBAC insured, 5.00% 2017	6,000	6,539
G.O. Ref. Bonds, Series B, FSA/XLCA insured, 5.25% 2020	2,000	2,212
University Rev. Bonds (Georgetown University Issue), Series 2001-B, 4.70% 2031 (put 2018)	8,500	8,928
Housing Fin. Agcy., Capital Program Rev. Bonds (Housing Auth. Modernization Program),
Series 2005, FSA insured, 5.00% 2014	1,785	1,968
Dist. of Columbia, Income Tax Secured Rev. Ref. Bonds, Series 2009-B, 5.00% 2017	4,000	4,586
Dist. of Columbia, Income Tax Secured Rev. Ref. Bonds, Series 2009-B, 5.00% 2018	3,000	3,420
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2008-A, AMT, 5.50% 2017	1,000	1,098
		37,113

FLORIDA — 7.48%
Dept. of Children and Family Services, Certs. of Part. (Florida Civil Commitment Center Project),
Series 2006, National insured, 5.00% 2016	1,000	1,116
Citizens Property Insurance Corp., High-Risk Account Secured Bonds, Series 2008-A-1, 5.00% 2011	3,000	3,062
Citizens Property Insurance Corp., High-Risk Account Secured Ref. Bonds, Series 2007-A, National insured, 5.00% 2012	2,000	2,045
Citizens Property Insurance Corp., High-Risk Account Secured Ref. Bonds, Series 2007-A, National insured, 5.00% 2013	2,000	2,038
City of Coral Gables, Health Facs. Auth., Hospital Rev. Bonds (Baptist Health South Florida Obligated Group),
Series 2004, FSA insured, 5.00% 2034 (preref. 2014)	1,000	1,152
Board of Education, Capital Outlay Ref. Bonds, Series 2005-B, 5.00% 2017	7,000	7,673
Dept. of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, Series 2008-A, 5.00% 2017	3,435	3,872
Board of Education, Public Education Capital Outlay Bonds, Series 2007-D, 5.00% 2020	3,500	3,853
Board of Education, Public Education Capital Outlay Bonds, Series 2008-A, 5.00% 2014	1,000	1,125
Dept. of Environmental Protection, Forever Rev. Bonds, Series 2007-B, National insured, 5.00% 2018	3,000	3,240
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2003-A, 5.25% 2012	1,535	1,652
Escambia County Housing Fin. Auth., Single-family Mortgage Rev. Bonds (Multi-County Program),
Series 2007-B, AMT, 4.70% 2039	2,440	2,316
Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2007-A, AMT, FSA insured, 5.00% 2016	3,000	3,083
Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2008-A, AMT, FSA insured, 5.25% 2016	2,000	2,086
Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2009-A, AMT, 6.00% 2016	2,500	2,661
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2002-B, 5.00% 2010 (escrowed to maturity)	1,000	1,056
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-B, 5.00% 2013 (escrowed to maturity)	155	177
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-B, 5.00% 2014 (escrowed to maturity)	145	166
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2006-G, 5.00% 2015 (escrowed to maturity)	30	35
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-I, 5.00% 2029 (put 2009)	1,000	1,011
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-B, 5.00% 2013	1,095	1,159
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2005-B, 5.00% 2014	1,025	1,083
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group),
Series 2006-G, 5.00% 2015	970	1,029
Hillsborough County Aviation Auth., Tampa International Airport, Rev. Ref. Bonds,
Series 2003-D, AMT, National insured, 5.25% 2018	2,000	1,976
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
Series 2003-A, 5.00% 2010	2,905	2,949
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
Series 2003-A, 5.00% 2012	2,195	2,236
Hillsborough County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (Tampa Electric Co. Project),
Series 2002, 5.10% 2013	2,350	2,412
Hillsborough County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (Tampa Electric Co. Project),
Series 2007-A, 5.65% 2018	4,000	4,075
School Board of Hillsborough County, Master Lease Program, Series 2006-B, National insured, 5.00% 2015	2,000	2,171
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2007-6, AMT, 4.35% 2016	1,075	1,065
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2007-6, AMT, 4.45% 2017	1,005	995
Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2007-6, AMT, 5.75% 2037	2,780	2,783
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2008-A, 5.00% 2014	9,500	9,994
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2006-A, 5.25% 2012	1,000	1,060
City of Lakeland, Retirement Community First Mortgage Rev. and Ref. Bonds (Carpenter’s Home Estates, Inc. Project),
Series 2008, 5.875% 2019	1,000	914
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds
(Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2014	2,040	1,852
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds
(Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2015	4,245	3,744
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds
(Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2016	2,455	2,118
Lee County, Solid Waste System Rev. Bonds, Series 2006-A, AMT, AMBAC insured, 5.00% 2015	2,260	2,261
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, National insured, 5.25% 2010	2,000	2,031
Dept. of Management Services, Certs. of Part., Series 2009-A, 5.00% 2017	4,990	5,297
Dept. of Management Services, Certs. of Part., Series 2009-A, 5.00% 2019	2,500	2,590
Miami-Dade County, G.O. Bonds (Building Better Communities Program), Series 2008-B, 5.00% 2017	2,500	2,748
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Ref. Bonds,
Series 2003-E, AMT, National insured, 5.375% 2017	6,075	6,127
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Ref. Bonds,
Series 2005-B, AMT, XLCA insured, 5.00% 2013	3,560	3,657
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Bonds, Series 2009-A, 5.75% 2022	1,500	1,578
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Bonds, Series 2009-B, 5.50% 2018	3,580	3,826
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Bonds, Series 2009-B, 5.75% 2021	2,000	2,123
Miami-Dade County, Water and Sewer System Rev. Ref. Bonds, Series 2008-C, 5.25% 2017	3,000	3,268
School Board of Miami-Dade County, Certs. of Part., Series 2007-A, FGIC-National insured, 5.00% 2016	1,000	1,057
School Board of Miami-Dade County, Certs. of Part., Series 2008-A, AMBAC insured, 5.00% 2017	5,000	5,221
Miami-Dade County Educational Facs. Auth., Rev. Bonds (University of Miami Issue), Series 2008-A, 5.25% 2020	2,270	2,362
Municipal Power Agcy., All-Requirements Power Supply Project Rev. Bonds, Series 2008-A, 5.00% 2017	2,500	2,696
Municipal Power Agcy., All-Requirements Power Supply Project Rev. Bonds, Series 2008-A, 5.00% 2018	4,650	4,955
Municipal Power Agcy., All-Requirements Power Supply Project Rev. Bonds, Series 2009, 5.25% 2020	2,430	2,575
Municipal Power Agcy., Stanton Project Rev. Ref. Bonds, Series 2008, 5.125% 2017	5,000	5,436
Orlando Utilities Commission, Utility System Rev. Ref. Bonds, Series 2006, 5.00% 2018	3,500	3,798
Orlando Utilities Commission, Utility System Rev. Ref. Bonds, Series B, 5.00% 2023	1,250	1,318
Palm Beach County, Public Improvement Rev. Ref. Bonds (Convention Center Project),
Series 2004, FGIC-National insured, 5.00% 2030 (put 2011)	1,500	1,569
Water Pollution Control Fncg. Corp., Water Pollution Control Rev. Bonds, Series 2008-A, 4.00% 2017	2,000	2,105
Water Pollution Control Fncg. Corp., Water Pollution Control Rev. Bonds, Series 2008-A, 5.00% 2020	2,000	2,182
		157,814

GEORGIA — 2.37%
City of Atlanta, Water and Wastewater Rev. Bonds, Series 2004, FSA insured, 5.00% 2012	2,000	2,200
Dev. Auth. of Burke County, Pollution Control Rev. Bonds (Georgia Power Co. Plant Vogtle Project),
Second Series 2008, 4.95% 2048 (put 2011)	6,835	7,126
Dev. Auth. of Burke County, Pollution Control Rev. Bonds (Georgia Power Co. Plant Vogtle Project),
Second Series 2008, 5.05% 2048 (put 2012)	1,350	1,427
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project),
Series 2007, 5.00% 2010	1,000	980
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project),
Series 2007, 5.00% 2012	1,000	911
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project),
Series 2007, 5.00% 2014	1,715	1,449
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2015	1,525	1,447
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2016	4,470	4,184
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2017	1,500	1,375
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2007-A, 5.125% 2015	190	181
Metropolitan Atlanta Rapid Transit Auth., Sales Tax Rev. Bonds (Third Indenture Series), Ref.
Series 2005-A, FGIC-National insured, 5.00% 2020	4,000	4,498
Municipal Electric Auth., Project One Bonds, Series 1998-A, National insured, 5.25% 2013	1,000	1,102
Municipal Electric Auth., Project One Bonds, Series 2008-D, 5.75% 2019	16,000	18,224
State Road & Tollway Auth., Federal Highway Grant Anticipation Rev. Bonds, Series 2009-A, 5.00% 2019	3,500	3,958
Savannah Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (International Paper Co. Projects),
Series 2003-A, 5.10% 2014	1,000	959
		50,021

GUAM — 0.09%
Education Fncg. Foundation, Certs. of Part. (Public School Facs. Project), Series 2006-A, 5.00% 2014	1,000	967
Education Fncg. Foundation, Certs. of Part. (Public School Facs. Project), Series 2006-A, 5.00% 2016	1,000	957
		1,924

HAWAII — 0.63%
G.O. Bonds, Series 2009-DQ, 5.00% 2016	2,500	2,889
G.O. Bonds, Series CM, FGIC-FSA insured, 6.50% 2016	3,000	3,765
Harbor System Rev. Bonds, Series 2007-A, AMT, FSA insured, 5.25% 2016	1,000	1,046
City and County of Honolulu, G.O. Bonds, Series 2004-B, National insured, 5.00% 2015	2,000	2,249
City and County of Honolulu, G.O. Bonds, Series 2007-A, FSA insured, 5.00% 2019	1,000	1,115
City and County of Honolulu, G.O. Bonds, Series 2007-B, FSA insured, 5.25% 2016	2,000	2,328
		13,392

IDAHO — 0.44%
Housing and Fin. Assn., Grant and Rev. Anticipation Bonds (Federal Highway Trust Fund), Series 2009-A, 5.00% 2020	3,000	3,236
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-C-2, AMT, 5.25% 2011	45	45
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-E-3, AMT, 5.125% 2011	45	45
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-H, AMT, 4.65% 2012	75	75
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-I-2, AMT, 4.70% 2012	35	35
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2001-E, Class III, AMT, 5.40% 2021	290	292
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2002-F, Class III, AMT, 4.875% 2023	1,125	1,092
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 4.50% 2023	700	656
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-E, Class III, AMT, 5.15% 2023	635	635
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2006-G, Class III, AMT, 4.60% 2028	1,485	1,312
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-B, Class III, AMT, 4.60% 2028	845	747
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-C, Class III, AMT, 4.75% 2028	1,180	1,077
		9,247

ILLINOIS — 6.68%
Village of Cary, McHenry County, Special Service Area Number One, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	575	529
Village of Cary, McHenry County, Special Service Area Number Two, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	762	709
Chicago Transit Auth., Capital Grant Receipts Rev. Bonds (Federal Transit Administration Section 5307
Guideway Modernization Formula Funds), ASSURED GUARANTY insured, 5.00% 2019	5,500	5,846
Chicago Transit Auth., Capital Grant Receipts Rev. Bonds (Federal Transit Administration Section 5309
Guideway Modernization Formula Funds), Series 2008-A, 5.25% 2017	3,000	3,346
City of Chicago, G.O. Bonds (Modern Schools Across Chicago Program), Series 2007-I, AMBAC insured, 5.00% 2015	2,940	3,283
City of Chicago, G.O. Bonds, Project and Ref. Series 2007-C, National insured, 5.00% 2018	2,000	2,191
City of Chicago, Gas Supply Rev. Ref. Bonds (Peoples Gas Light and Coke Co. Project),
Series 2000-B, 4.75% 2030 (put 2014)	6,500	6,607
City of Chicago, O’Hare International Airport, General Airport Rev. Bonds, Series 2008-A, FSA insured, 5.00% 2019	2,000	2,105
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds,
Series 2005-B, FGIC-National insured, 5.25% 2015	1,500	1,641
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds,
Series 2005-B, National insured, 5.25% 2016	3,000	3,230
Chicago Housing Auth., Capital Program Rev. Ref. Bonds, Series 2006, FSA insured, 5.00% 2016	5,000	5,467
County of Cook, G.O. Capital Improvement Bonds, Series A, 5.00% 2016	2,500	2,801
Regional Transportation Auth. of Cook, DuPage, Kane, Lake, McHenry and Will Counties, G.O. Bonds,
Series 2003-A, FGIC-National insured, 5.50% 2018	7,720	9,009
County of DuPage, Limited Tax G.O. Bonds (Courthouse Project), Series 2006, 5.00% 2016	1,570	1,801
Educational Facs. Auth., Rev. Bonds (Art Institute of Chicago), Series 2000-A, 4.25% 2034 (put 2014)	1,430	1,504
Fin. Auth., Rev. Bonds (Art Institute of Chicago), Series 2009-A, 5.25% 2019	1,400	1,499
Educational Facs. Auth., Rev. Bonds (Field Museum of Natural History), Series 2002, 4.05% 2036 (put 2011)	4,000	4,078
Fin. Auth., Charter School Rev. Project and Ref. Bonds (Chicago Charter School Foundation Project),
Series 2007-A, 5.00% 2014	725	701
Fin. Auth., Rev. Bonds (Advocate Health Care Network), Series 2008-A-3, 3.875% 2030 (put 2012)	1,500	1,520
Fin. Auth., Rev. Bonds (Advocate Health Care Network), Series 2008-D, 5.25% 2016	1,000	1,062
Fin. Auth., Rev. Bonds (Advocate Health Care Network), Series 2008-D, 5.50% 2018	1,000	1,068
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series A, 4.375% 2022 (put 2014)	1,000	1,000
Fin. Auth., Rev. Bonds (Central DuPage Health), 5.00% 2017	2,180	2,375
Fin. Auth., Rev. Bonds (Central DuPage Health), 5.00% 2018	2,230	2,412
Fin. Auth., Rev. Bonds (Central DuPage Health), 5.00% 2019	2,185	2,333
Fin. Auth., Rev. Bonds (Northwestern Memorial Hospital), Series A, 5.00% 2018	3,000	3,207
Fin. Auth., Rev. Bonds (Northwestern Memorial Hospital), Series B, 5.00% 2017	2,130	2,286
Fin. Auth., Rev. Bonds (University of Chicago), Series 2008-B, 5.00% 2017	2,500	2,842
Fin. Auth., Rev. Bonds (University of Chicago), Series 2008-B, 5.50% 2019	2,500	2,880
Fin. Auth., Rev. Ref. Bonds (DePaul University), Series 2005-C, XLCA insured, 3.50% 2027 (put 2011)1	2,930	2,944
Fin. Auth., Rev. Ref. Bonds (Lutheran Hillside Village), Series 2006, 5.00% 2016	2,665	2,516
Fin. Auth., Student Housing Rev. Ref. Bonds, Educational Advancement Fund, Inc. (University Center),
Series 2006-B, 5.00% 2015	2,000	1,896
Fin. Auth., Student Housing Rev. Ref. Bonds, Educational Advancement Fund, Inc. (University Center),
Series 2006-B, 5.00% 2016	4,295	3,999
G.O. Bonds, Illinois FIRST, Series of August 2001, National insured, 5.50% 2017	4,575	5,233
G.O. Ref. Bonds, Series of June 2006, 5.00% 2015	7,750	8,626
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 6.125% 2011 (preref. 2010)	1,000	1,071
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2018	1,000	1,000
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2012	1,000	1,014
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2013	1,000	1,010
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2014	2,150	2,140
Housing Dev. Auth., Housing Bonds, Series G, 4.15% 2014	875	913
Housing Dev. Auth., Housing Bonds, Series G, 4.15% 2014	805	842
Housing Dev. Auth., Housing Bonds, Series K, 4.20% 2014	295	309
Housing Dev. Auth., Housing Bonds, Series K, 4.25% 2015	310	325
City of Quincy, Adams County, Rev. Ref. Bonds (Blessing Hospital), Series 2007, 5.00% 2015	1,165	1,158
City of Springfield, Electric Rev. Bonds, Series 2008, 5.00% 2017	3,000	3,336
State Toll Highway Auth., Toll Highway Priority Rev. Ref. Bonds, Series 1998-A, FSA insured, 5.50% 2015	9,825	11,320
State Toll Highway Auth., Toll Highway Rev. Bonds, Series 2005-A, FSA insured, 5.00% 2019	3,000	3,259
State Toll Highway Auth., Toll Highway Rev. Bonds, Series 2006-A-1, FSA insured, 5.00% 2018	2,000	2,211
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects),
Series 2006-A, AMBAC insured, 5.00% 2014	2,000	2,179
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects),
Series 2006-A, AMBAC insured, 5.00% 2015	2,315	2,521
Board of Trustees of the University of Illinois, Ref. Certs. of Part., Series 2009-A, 5.00% 2014	1,630	1,777
		140,931

INDIANA — 2.40%
City of Anderson, Econ. Dev. Rev. Ref. and Improvement Bonds (Anderson University Project), Series 2007, 5.00% 2016	1,320	1,219
Fin. Auth., State Revolving Fund Program Bonds, Series 2005-A, 5.25% 2018	3,000	3,454
Fin. Auth., State Revolving Fund Program Bonds, Series 2007-B, 5.00% 2018	3,545	4,028
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2012	1,650	1,701
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2014	1,060	1,094
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2015	1,500	1,538
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2016	1,090	1,109
Health and Educational Fac. Fncg. Auth., Rev. Bonds (Ascension Health Senior Credit Group),
Series 2006-B-7, 4.10% 2046 (put 2016)	2,000	2,018
Health Fac. Fin. Auth., Rev. Bonds (Ascension Health Credit Group), 5.00% 2027 (put 2013)	3,000	3,225
Health Fac. Fin. Auth., Rev. Bonds (Ascension Health Credit Group), 5.50% 2011	1,420	1,511
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2011	2,000	2,036
Health Fac. Fin. Auth., Rev. Bonds (Ascension Health Credit Group), 5.50% 2011 (escrowed to maturity)	220	243
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Community Health Network Project),
Series 2005-A, AMBAC insured, 5.00% 2012	1,195	1,206
Trustees of Indiana University, Consolidated Rev. Bonds, Series 2009-A, 5.00% 2017	1,000	1,136
Trustees of Indiana University, Consolidated Rev. Bonds, Series 2009-A, 5.00% 2018	1,000	1,131
Trustees of Indiana University, Consolidated Rev. Bonds, Series 2009-A, 5.00% 2019	1,000	1,126
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp. Project), Series 2004, AMT, 5.10% 2017	10,320	9,394
Jasper County, Demand Pollution Control Rev. Ref. Bonds (Northern Indiana Public Service Co. Project),
Series 1988-A, National insured, 5.60% 2016	4,000	4,122
Jasper County, Demand Pollution Control Rev. Ref. Bonds (Northern Indiana Public Service Co. Project),
Series 1988-C, National insured, 5.85% 2019	2,000	2,025
Jasper County, Pollution Control Rev. Ref. Bonds (Northern Indiana Public Service Co. Project),
Series 1994-B, National insured, 5.20% 2013	1,000	1,034
Jasper County, Pollution Control Rev. Ref. Bonds (Northern Indiana Public Service Co. Project),
Series 2003, AMBAC insured, 5.70% 2017	2,000	2,055
Purdue University, Industry University Rev. Student Fee, Series X, 5.00% 2017	2,250	2,558
State Revolving Fund Program Bonds, Series 2001-A, 5.50% 2011	1,500	1,633
		50,596

IOWA — 0.30%
City of Altoona, Annual Appropriation Urban Renewal Tax Increment Rev. Bonds, Series 2008, 5.00% 2015	1,000	1,042
Coralville, Annual Appropriation Urban Renewal Tax Increment Rev. Bonds, Series 2007-C, 5.00% 2015	1,195	1,233
Fin. Auth., Health Facs. Rev. Bonds, Series F, 5.00% 2039 (put 2012)	1,000	1,068
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured, 5.30% 2009	1,000	1,002
Fin. Auth., Single-family Mortgage Rev. Bonds, Series A, 5.00% 2038	900	943
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2014 (preref. 2011)	1,000	1,085
		6,373

KANSAS — 0.19%
City of Lenexa, Health Care Fac. Rev. Ref. and Improvement Bonds (Lakeview Village, Inc. Project),
Series 2007, 5.125% 2016	1,270	1,155
City of Olathe, Health Facs. Rev. Bonds (Olathe Medical Center), Series 2008-A, 4.125% 2037 (put 2013)	2,850	2,929
		4,084

KENTUCKY — 1.10%
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000, 6.125% 2010	895	903
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.),
Series 2000, 6.125% 2010 (escrowed to maturity)	450	457
Econ. Dev. Fin. Auth., Hospital Rev. Bond (Baptist Healthcare System Obligated Group), Series 2009-A, 5.00% 2015	2,000	2,149
Econ. Dev. Fin. Auth., Hospital Rev. Bond (Baptist Healthcare System Obligated Group), Series 2009-A, 5.00% 2017	2,000	2,161
Econ. Dev. Fin. Auth., Hospital Rev. Bond (Baptist Healthcare System Obligated Group), Series 2009-A, 5.00% 2018	2,250	2,419
State Property and Buildings Commission, Rev. and Rev. Ref. Bonds (Project No. 87), FGIC-National insured, 5.00% 2018	5,000	5,475
State Property and Buildings Commission, Rev. and Rev. Ref. Bonds (Project No. 90), 5.00% 2018	2,500	2,767
State Property and Buildings Commission, Rev. Bonds (Project No. 89), FSA insured, 5.00% 2018	2,500	2,763
State Property and Buildings Commission, Road Fund Rev. Bonds (Project No. 94), 5.00% 2018	3,630	4,038
		23,132

LOUISIANA — 0.79%
Citizens Property Insurance Corp., Assessment Rev. Bonds, Series 2006-B, AMBAC insured, 5.00% 2017	2,500	2,439
Housing Fin. Agcy., Multi-family Mortgage Rev. Ref. Bonds (Section 8 Assisted — 202 Elderly Projects),
Series 2006-A, 4.75% 2031	3,725	3,421
Public Facs. Auth., Rev. Ref. Bonds (CHRISTUS Health), Series A, 5.00% 2015	3,000	3,121
Public Facs. Auth., Rev. Ref. Bonds (CHRISTUS Health), Series A, 5.00% 2016	2,000	2,060
Military Dept., Custodial Receipts, 5.00% 2014	870	921
Military Dept., Custodial Receipts, 5.00% 2015	1,725	1,826
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030	3,000	2,957
		16,745

MAINE — 0.13%
Housing Auth., Mortgage Purchase Bonds, Series 2001-E-1, 4.125% 2010	1,000	1,029
Municipal Bond Bank, Transportation Infrastructure Rev. Bonds (TransCap Program), Series 2009-A, 5.00% 2015	1,435	1,651
		2,680

MARYLAND — 0.70%
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012	1,135	1,118
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds,
Series 2006-F, AMT, 6.00% 2039	1,940	1,964
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2010	1,755	1,798
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2011	1,775	1,838
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013	1,530	1,608
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.30% 2011	560	554
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.40% 2015	1,275	1,186
Transportation Auth., Grant and Rev. Anticipation Bonds, Series 2008, 5.00% 2014	2,750	3,154
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2003-A, 5.00% 2016	1,500	1,643
		14,863

MASSACHUSETTS — 2.00%
Dev. Fin. Agcy., Higher Education Rev. Bonds (Emerson College Issue), Series 2006-A, 5.00% 2015	1,000	1,045
Educational Fncg. Auth., Education Loan Rev. Bonds, Issue I, Series 2009, 5.25% 2016	2,000	2,103
Federal Highway Grant Anticipation Notes, Series 1998-A, 5.50% 2013	1,000	1,168
G.O. Bonds, Consolidated Loan of 2002, Series D, 5.50% 2018	3,000	3,577
G.O. Bonds, Consolidated Loan of 2009, Series A, 5.00% 2016	2,500	2,885
G.O. Ref. Bonds, Series 2008-A, 5.00% 2014	3,000	3,453
Health and Educational Facs. Auth., Rev. Bonds (Baystate Medical Center Issue),
Series 2009-K-2, 5.00% 2039 (put 2015)	2,300	2,382
Health and Educational Facs. Auth., Rev. Bonds (CareGroup Issue), Series 2008-E-2, 5.00% 2017	5,000	5,052
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2012	1,500	1,597
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-B, 5.25% 2015	2,500	2,922
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014	3,000	3,482
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.50% 2018	3,000	3,580
Health and Educational Facs. Auth., Rev. Bonds (Northeastern University Issue), Series T-2, 4.10% 2037 (put 2012)	1,350	1,364
Port Auth., Special Facs. Rev. Bonds (BOSFUEL Project), Series 2007, AMT, FGIC-National insured, 5.00% 2015	1,000	1,011
Special Obligation Dedicated Tax Rev. Ref. Bonds, Series 2005, FGIC-National insured, 5.00% 2020	2,580	2,762
Water Pollution Abatement Trust, Pool Program Bonds, Series 11, 5.00% 2015	1,250	1,458
Water Resources Auth., General Rev. Ref. Bonds, Series 2009-B, 5.00% 2018	2,000	2,308
		42,149

MICHIGAN — 3.46%
Certs. of Part. (New Center Dev. Inc.), Series 2004-A, National insured, 5.00% 2031 (put 2011)	1,000	996
School Dist. of the City of Detroit (Wayne County), School Building and Site Improvement Ref. Bonds
(Unlimited Tax G.O.), Series 2005-A, FSA insured, 5.00% 2018	4,500	4,404
G.O. Bonds (Environmental Program and Ref.), Series 2008-A, 5.00% 2018	5,000	5,341
G.O. Bonds (Environmental Program and Ref.), Series 2008-A, 5.00% 2019	2,000	2,114
Higher Education Student Loan Auth., Student Loan Rev. Bonds, Series XVII-Q, AMT, AMBAC insured, 4.75% 2017	5,500	5,182
Higher Education Student Loan Auth., Student Loan Rev. Ref. Bonds, Series XVII-F, AMT, AMBAC insured, 4.45% 2010	2,000	1,941
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Henry Ford Health System), Series 2006-A, 5.00% 2015	2,000	1,978
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group), Series 1993-A, 6.375% 2009	620	620
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
Series 2003-A, 5.25% 2010 (escrowed to maturity)	2,000	2,057
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Hospital),
Series 1984-A, AMBAC insured, 6.00% 2011 (escrowed to maturity)	1,250	1,384
Hospital Fin. Auth., Rev. and Ref. Bonds (McLaren Health Care), Series 2008-A, 5.25% 2016	3,000	3,102
Hospital Fin. Auth., Rev. and Ref. Bonds (Trinity Health Credit Group), Series 2008-A, 6.00% 2034 (put 2017)	4,000	4,383
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health), Series 2001-A, 5.25% 2010	2,020	2,048
Kent Hospital Fin. Auth., Rev. Ref. Bonds (Spectrum Health System), Series 2008-A, 5.50% 2047 (put 2015)	2,000	2,070
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2003-C, 5.00% 2013	2,000	2,134
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2007-B, AMBAC insured, 5.00% 2015	1,000	1,011
Municipal Bond Auth., State Revolving Fund and Clean Water Revolving Fund Rev. Bonds, Ref. Series 2002, 5.50% 2015	3,315	3,890
City of Royal Oak Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (William Beaumont Hospital Obligated Group),
Series 2009-V, 6.25% 2014	2,000	2,174
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2011	1,395	1,419
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2013	1,040	1,058
State Building Auth., Rev. and Rev. Ref. Bonds (Facs. Program), Series 2008-I, 5.50% 2017	6,500	7,178
Strategic Fund, Limited Obligation Rev. Ref. Bonds (Detroit Edison Co. Exempt Facs. Project), 5.50% 2029 (put 2016)	7,000	7,193
Tobacco Settlement Fin. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds,
Series 2007-A, 5.125% 2022	4,500	3,690
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
Series 2002-D, AMT, FGIC-National insured, 5.25% 2011	2,530	2,614
Wayne County Airport Auth., Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
Series 2008-A, AMT, ASSURED GUARANTY insured, 5.25% 2018	1,745	1,701
Board of Trustees of Western Michigan University, General Rev. Ref. Bonds,
Series 2009, ASSURED GUARANTY insured, 3.00% 2011	1,305	1,352
		73,034

MINNESOTA — 0.65%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2006-I, AMT, 5.75% 2038	3,310	3,363
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2007-L, AMT, 5.50% 2048	2,880	2,929
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Rev. Bonds,
Series 2005-B, AMT, AMBAC insured, 5.00% 2015	5,000	5,114
Housing and Redev. Auth. of St. Paul and Minneapolis, Health Care Fac. Rev. Bonds, Series 2003, 5.25% 2010	1,050	1,065
Regents of the University of Minnesota, G.O. Bonds, Series 2009-C, 5.00% 2018	1,000	1,155
		13,626

MISSISSIPPI — 0.32%
Jackson State University Educational Building Corp., Rev. Bonds (Campus Facs. Project),
Series 2007, FSA insured, 5.00% 2034 (put 2015)	5,955	6,742

MISSOURI — 1.30%
Industrial Dev. Auth. of the County of Cape Girardeau, Health Facs. Rev. Bonds (Southeast Missouri Hospital Assn.),
Series 2007, 5.00% 2016	1,000	980
Chesterfield Valley Transportation Dev. Dist. (Chesterfield), Transportation Sales Tax Rev. Bonds,
Series 2006, CIFG insured, 4.00% 2026	1,000	1,014
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011	4,005	4,190
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services),
Series 2007-A, 5.00% 2014	1,300	1,269
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services),
Series 2007-A, 5.00% 2015	1,365	1,310
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services),
Series 2007-A, 5.00% 2016	1,440	1,368
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services),
Series 2007-A, 5.00% 2017	1,510	1,416
Highways and Transportation Commission, Ref. State Road Bonds, Series 2006, 5.00% 2018	2,700	3,133
Industrial Dev. Auth. of the City of Lee’s Summit, Health Facs. Rev. Bonds (John Knox Village),
Series 2002, 5.875% 2010 (escrowed to maturity)	1,325	1,394
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group),
Series 2007-A, 5.00% 2015	2,240	2,085
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group),
Series 2007-A, 5.00% 2016	2,300	2,099
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group),
Series 2007-A, 5.00% 2017	2,420	2,181
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport),
Series 2003-A, FSA insured, 5.25% 2012	1,000	1,079
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport),
Series 2007-B, AMT, FSA insured, 5.00% 2015	1,260	1,274
Public Building Corp. of the City of Springfield, Leasehold Rev. Improvement Bonds
(Springfield-Branson National Airport Terminal Project), Series 2006-B, AMT, AMBAC insured, 5.00% 2015	2,480	2,569
		27,361

MONTANA — 0.08%
Board of Housing, Single-family Mortgage Bonds, Series 2006-B, AMT, 5.50% 2037	1,590	1,616

NEBRASKA — 0.60%
Hospital Auth. No. 3 of Douglas County, Health Facs. Rev. and Ref. Bonds (Methodist Health System),
Series 2008, 5.50% 2018	5,260	5,444
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2002-D, AMT, 3.90% 2009	525	526
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2006-C, AMT, 5.50% 2036	790	807
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2006-D, AMT, 5.50% 2036	1,535	1,541
Omaha Airport Auth., Airport Facs. Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012	1,155	1,229
Public Power Dist., General Rev. Bonds, Series 2005-B-1, FGIC-National insured, 5.00% 2015	2,875	3,191
		12,738

NEVADA — 2.04%
Clark County School Dist., G.O. (Limited Tax) Building Bonds, Series 2005-C, FSA insured, 5.00% 2015	2,500	2,758
Clark County School Dist., G.O. (Limited Tax) Building Bonds, Series 2005-C, FSA insured, 5.00% 2018	2,000	2,104
Clark County School Dist., G.O. (Limited Tax) Building Bonds, Series 2007-C, 5.00% 2017	5,500	5,948
Clark County School Dist., G.O. (Limited Tax) Building Bonds, Series 2008-A, 5.00% 2021	1,000	1,022
Clark County Water Reclamation Dist., G.O. (Limited Tax) Water Reclamation Bonds, Series 2009-B, 5.00% 2016	2,660	2,957
Clark County, Airport System Rev. Bonds, Series 2007-A-1, AMT, AMBAC insured, 5.00% 2016	1,500	1,496
Clark County, Highway Rev. (Motor Vehicle Fuel Tax) Improvement and Ref. Bonds,
Series 2007, AMBAC insured, 5.00% 2020	3,500	3,604
G.O. (Limited Tax) Capital Improvement and Cultural Affairs Ref. Bonds, Series 2005-A, 5.00% 2015	2,500	2,723
G.O. (Limited Tax) Capital Improvement and Cultural Affairs Ref. Bonds, Series 2008-C, 5.00% 2018	3,320	3,573
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned Community), Limited Obligation Ref. Bonds,
Series 2007-A, FSA insured, 5.00% 2016	1,955	2,034
Highway Improvement Rev. Bonds (Motor Vehicle Fuel Tax), Series 2008, 5.00% 2017	4,000	4,325
Housing Division, Single-family Mortgage Bonds, Series 1998-B-1, 5.20% 2011	55	55
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 4.50% 2012	3,625	3,632
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 5.00% 2011	3,450	3,502
Rural Housing Auth., Single-family Mortgage Rev. Bonds (Mortgage-backed Securities Program),
Series 2007-B, AMT, 5.70% 2041	3,310	3,424
		43,157

NEW HAMPSHIRE — 0.27%
Higher Educational and Health Facs. Auth., Hospital Rev. Bonds (Concord Hospital Issue),
Series 1996, AMBAC insured, 5.875% 2016	5,605	5,621

NEW JERSEY — 3.48%
Certs. of Part., Series 2004-A, 5.00% 2010	3,500	3,611
Certs. of Part., Series 2004-A, 5.00% 2015	2,000	2,161
Certs. of Part., Series 2008-A, 5.00% 2015	1,500	1,643
Certs. of Part., Series 2008-A, 5.00% 2018	1,000	1,073
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010	3,000	3,084
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2005-O, 5.00% 2017	3,000	3,250
Educational Facs. Auth., Rev. Ref. Bonds (Kean University Issue), Series 2009-A, 5.00% 2017	2,500	2,684
Educational Facs. Auth., Rider University Issue Rev. Bonds, Series 2002-A, RADIAN insured, 5.25% 2012	1,795	1,857
Health Care Facs. Fncg. Auth., Rev. and Ref. Bonds, Saint Clare’s Hospital, Inc. Issue,
Series 2004-B, National insured, 5.25% 2013 (escrowed to maturity)	4,315	4,938
Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2009-A, 5.00% 2016	2,500	2,654
Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2009-A, 5.00% 2017	3,500	3,680
Rutgers State University, G.O. Bonds (State University of New Jersey), Series 2009-F, 5.00% 2019	1,000	1,151
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 6.125% 2024 (preref. 2013)	6,425	6,773
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 4.50% 2023	10,090	8,657
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 4.625% 2026	2,000	1,386
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014	8,000	8,688
Transportation Trust Fund Auth., Transportation System Bonds, Series 1999-A, 5.75% 2017	5,000	5,748
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-B-2, 5.00% 2016	2,500	2,754
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-B-2, 5.00% 2017	2,500	2,737
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC-National insured, 5.25% 2013	4,410	4,953
		73,482

NEW MEXICO — 0.10%
Mortgage Fin. Auth., Single-family Mortgage Program Bonds, Series 2009-C-2, Class I, 5.70% 2040	1,000	1,075
Mortgage Fin. Auth., Single-family Mortgage Program Bonds, Series B-2, Class I, 5.65% 2039	1,000	1,061
		2,136

NEW YORK — 5.79%
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Bonds (St. Peter’s Hospital of the City of Albany Project),
Series 2008-A, 5.25% 2017	1,500	1,455
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Bonds (St. Peter’s Hospital of the City of Albany Project),
Series 2008-A, 5.50% 2012	1,000	1,021
City of Albany Industrial Dev. Agcy., Civic Fac. Rev. Bonds (St. Peter’s Hospital of the City of Albany Project),
Series 2008-A, 5.50% 2013	1,100	1,120
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue),
Series 2003, XLCA insured, 5.25% 2032 (put 2013)	4,455	4,800
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series 2009-A-1, 5.50% 2018	2,500	2,723
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2012	1,175	1,209
Dormitory Auth., State Personal Income Tax Rev. Bonds (Education), Series 2009-A, 5.00% 2016	5,000	5,701
Dormitory Auth., State Personal Income Tax Rev. Bonds (Education), Series 2009-A, 5.00% 2020	2,000	2,228
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
Series 2002-B, 5.25% 2023 (put 2012)	5,000	5,356
Environmental Facs. Corp., State Clean Water and Drinking Water Rev. Bonds, Series A, 5.00% 2017	2,500	2,863
Environmental Facs. Corp., State Personal Income Tax Rev. Bonds (Environment), Series 2009-A, 5.25% 2018	2,500	2,885
Local Government Assistance Corp., Ref. Bonds (Public Benefit Corp.), Series 2003-A-5/6, 5.00% 2017	2,500	2,862
Long Island Power Auth., Electric System General Rev. Bonds, Series 2006-E, 5.00% 2017	2,500	2,710
Long Island Power Auth., Electric System General Rev. Bonds, Series 2006-F, National insured, 5.00% 2016	2,830	3,108
Long Island Power Auth., Electric System General Rev. Bonds, Series 2009-A, 5.25% 2020	4,005	4,310
Long Island Power Auth., Electric System General Rev. Bonds, Series 2009-A, 5.25% 2021	2,000	2,127
Metropolitan Transportation Auth., Dedicated Tax Fund Bonds, Series 2009-B, 5.00% 2018	500	552
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series 2002-A, 5.50% 2017	5,000	5,631
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series 2002-A, National insured, 5.75% 2017	1,500	1,705
Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2003-B, FGIC-National insured, 5.25% 2020	5,500	5,817
City of New York, G.O. Bonds, Fiscal 2001 Series B, 5.50% 2010	1,000	1,047
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009	995	995
City of New York, G.O. Bonds, Fiscal 2004 Series I, 4.50% 2012	3,000	3,247
City of New York, Tax-Exempt Bonds, Subseries H-1, 5.00% 2016	4,500	4,989
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009 (escrowed to maturity)	5	5
New York City Housing Dev. Corp., Multi-family Housing Rev. Bonds, Series 2007-B-1, AMT, 4.70% 2015	615	625
New York City Housing Dev. Corp., Multi-family Housing Rev. Bonds, Series 2007-B-1, AMT, 4.75% 2016	635	643
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2014	1,000	1,015
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2015	2,485	2,506
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2016	3,000	3,018
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project),
Series 2005, AMT, 5.50% 2024	2,000	1,902
New York City Municipal Water Fin. Auth., Water and Sewer System General Resolution Rev. Bonds,
Fiscal Series 2009-EE, 5.00% 2018	2,500	2,832
New York City Municipal Water Fin. Auth., Water and Sewer System General Resolution Rev. Bonds,
Fiscal Series 2009-FF-1, 5.00% 2018	2,000	2,266
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2009 Series S-4, 5.00% 2018	2,545	2,765
New York City Transitional Fin. Auth., Building Aid Rev. Bonds, Fiscal 2009 Series S-5, 5.00% 2017	2,500	2,733
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A, 5.50%/14.00% 20263	2,000	2,140
New York City Transitional Fin. Auth., Future Tax Secured Senior Bonds, Fiscal Series 2009-A, 5.00% 2017	2,500	2,857
New York City, Health and Hospitals Corp., Health System Bonds, Series 2008-A, 5.00% 2017	2,000	2,144
New York City, Health and Hospitals Corp., Health System Bonds, Series 2008-A, 5.50% 2019	4,000	4,339
State Thruway Auth., Second General Highway and Bridge Trust Fund Bonds, Series 2005-B, AMBAC insured, 5.00% 2019	1,580	1,693
State Thruway Auth., Second General Highway and Bridge Trust Fund Bonds, Series 2008-A-1, 5.00% 2018	4,000	4,442
State Thruway Auth., State Personal Income Tax Rev. Bonds (Transportation), Series 2009-A, 5.00% 2016	1,250	1,425
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B, 5.25% 2017	2,485	2,727
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
Series 2002-A, 5.00% 2017 (put 2011)	3,000	3,117
Urban Dev. Corp., Service Contract Rev. Ref. Bonds, Series 2008-B, 5.00% 2017	2,500	2,750
Urban Dev. Corp., Service Contract Rev. Ref. Bonds, Series 2008-D, 5.00% 2015	2,500	2,735
Urban Dev. Corp., State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing), Series 2009-A-1, 5.00% 2017	1,000	1,141
		122,281

NORTH CAROLINA — 1.94%
Capital Improvement Limited Obligation Bonds, Series 2009-A, 5.00% 2024	2,000	2,194
Eastern Municipal Power Agcy., Power System Rev. Bonds, Ref. Series 2008-A, 5.00% 2016	2,000	2,101
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2011	1,000	1,045
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2012	4,155	4,450
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C, 5.125% 2014	2,000	2,100
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-F, 5.50% 2014	2,900	3,129
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-F, 5.50% 2016	1,000	1,044
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Ref. Series 2008-A, 5.25% 2017	3,000	3,281
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1992, National insured, 6.00% 2010	3,000	3,059
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1997-A, National insured, 5.125% 2011	2,750	2,758
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.625% 2010	2,500	2,556
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2012	2,500	2,700
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2013	2,250	2,469
Onslow County Hospital Auth., FHA insured Mortgage Rev. Bonds (Onslow Memorial Hospital Project),
Series 2006, National insured, 5.00% 2015	740	779
Raleigh-Durham Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	2,835	2,968
Dept. of State Treasurer, Grant Anticipation Rev. Vehicle Bonds, Series 2009, 5.00% 2016	2,250	2,557
Dept. of State Treasurer, Grant Anticipation Rev. Vehicle Bonds, Series 2009, 5.00% 2018	1,590	1,795
		40,985

OHIO — 3.28%
Ohio Air Quality Dev. Auth., Pollution Control Rev. Ref. Bonds (FirstEnergy Generation Corp. Project),
Series 2009-A, 5.70% 2014	7,500	7,898
Ohio Air Quality Dev. Auth., Pollution Control Rev. Ref. Bonds (FirstEnergy Generation Corp. Project),
Series 2009-C, 5.625% 2018	2,000	2,044
Ohio Air Quality Dev. Auth., Pollution Control Rev. Ref. Bonds (FirstEnergy Nuclear Generation Corp. Project),
Series 2009-A, 5.75% 2033 (put 2016)	1,500	1,565
Water Dev. Auth., Pollution Control Rev. Ref. Bonds (FirstEnergy Nuclear Generation Corp. Project),
Series 2008-C, AMT, 7.25% 2032 (put 2012)	3,000	3,175
American Municipal Power — Ohio, Inc., Prairie State Energy Campus Project Rev. Bonds, Series 2008-A, 5.00% 2017	1,500	1,649
Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds,
Series 2007-A-2, 5.125% 2024	6,720	5,536
City of Cleveland, Water Rev. Bonds, Series 2009-T, 5.00% 2018	3,620	4,080
County of Hamilton, Healthcare Rev. Ref. Bonds (Life Enriching Communities Project), Series 2006-A, 5.00% 2013	1,260	1,231
County of Hamilton, Healthcare Rev. Ref. Bonds (Life Enriching Communities Project), Series 2006-A, 5.00% 2014	1,250	1,195
Higher Education G.O. Ref. Bonds, Series 2009-A, 5.00% 2017	5,000	5,787
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.30% 2037 (put 2010)	2,000	2,041
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.60% 2037 (put 2012)	2,000	2,091
Housing Fin. Agcy., Residential Mortgage Rev. Bonds, Series 2006-E, AMT, 5.375% 2037	2,000	2,001
Housing Fin. Agcy., Residential Mortgage Rev. Bonds, Series C, 4.50% 2039	1,000	1,022
County of Lake, Hospital Facs. Rev. Ref. Bonds (Lake Hospital System, Inc.), Series 2008-C, 5.00% 2017	1,375	1,346
County of Lake, Hospital Facs. Rev. Ref. Bonds (Lake Hospital System, Inc.), Series 2008-C, 5.00% 2018	1,195	1,156
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2011	2,040	2,140
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2012	2,150	2,297
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners),
Series 2001-A, 5.25% 2009	1,170	1,176
Major New State Infrastructure Project Rev. Bonds, Series 2008-1, 5.75% 2019	1,000	1,170
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center),
Series 2006, 5.25% 2013	2,125	2,132
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center),
Series 2006, 5.25% 2014	1,000	993
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center),
Series 2006, 5.25% 2016	1,815	1,753
Municipal Advisory Council, Beneficial Interest Ref. Certificates
(Municipal Electric Generation Agcy. Joint Venture 5 — OMEGA JV5), AMBAC insured, 5.00% 2015	2,290	2,367
Hospital Rev. Bonds (University Hospitals Health System, Inc. Project), Series B, 3.75% 2025 (put 2013)	2,000	2,008
Hospital Rev. Bonds (University Hospitals Health System, Inc. Project), Series B, 4.875% 2039 (put 2015)	1,800	1,813
Turnpike Rev. Ref. Bonds, Series 2009-A, 5.00% 2015	2,500	2,835
Turnpike Rev. Ref. Bonds, Series 2009-A, 5.00% 2020	2,500	2,783
Water Dev. Auth., Water Dev. Fresh Water Rev. Bonds, Series 2009-A, 5.00% 2013	1,635	1,878
		69,162

OKLAHOMA — 0.14%
Cherokee Nation, Health Care System Bonds, Series 2006, ACA insured, 4.10% 20112	800	800
Dev. Fin. Auth., Health System Rev. and Ref. Bonds (Obligated Group Consisting of INTEGRIS Baptist Medical Center, Inc.,
INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS Rural Health, Inc.), Series 2008-C, 5.00% 2018	1,000	1,074
Tulsa County Industrial Auth., Health Care Rev. Bonds (Saint Francis Health System, Inc.), Series 2006, 5.00% 2015	1,000	1,050
		2,924

OREGON — 0.87%
Dept. of Administrative Services, Certs. of Part. (Tax-Exempt), Series 2009-A, 5.00% 2020	2,500	2,756
Dept. of Administrative Services, Lottery Rev. Bonds, Series 2009-A, 5.00% 2017	5,500	6,297
City of Portland, Second Lien Sewer System, Rev. and Ref. Bonds, Series 2008-B, FSA insured, 5.00% 2023	3,250	3,535
City of Portland, Sewer System Rev. Ref. Bonds, Series 2007-A, National insured, 5.00% 2015	5,000	5,744
		18,332

PENNSYLVANIA — 4.13%
Allegheny County Hospital Dev. Auth., University of Pittsburgh Medical Center Rev. Bonds, Series 2008-A, 5.00% 2017	4,500	4,793
Allegheny County Hospital Dev. Auth., University of Pittsburgh Medical Center Rev. Bonds, Series 2008-A, 5.00% 2018	4,000	4,233
Allegheny County Hospital Dev. Auth., University of Pittsburgh Medical Center Rev. Bonds, Series 2008-B, 5.00% 2018	3,250	3,363
Redev. Auth. of Allegheny County, Tax Increment Fncg. Ref. Bonds (Waterfront Project), Series 2007-A, 4.25% 2014	1,405	1,325
Redev. Auth. of Allegheny County, Tax Increment Fncg. Ref. Bonds (Waterfront Project), Series 2007-A, 4.25% 2016	1,540	1,399
Beaver County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (FirstEnergy Generation Corp. Project),
Series 2008-C, AMT, 7.125% 2028 (put 2011)	4,300	4,436
Dauphin County General Auth., Health System Rev. Bonds (Pinnacle Health System Project), Series 2009-A, 5.25% 2017	2,500	2,543
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds,
Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)	7,500	7,730
Higher Educational Facs. Auth., Health System Rev. Bonds (University of Pennsylvania),
Series 2005-A, AMBAC insured, 5.00% 2014	2,000	2,231
Higher Educational Facs. Auth., Rev. Bonds (Edinboro University Foundation Student Housing Project),
Series 2008, 5.00% 2018	1,500	1,422
Higher Educational Facs. Auth., Rev. Bonds (State University System), Series AJ, 5.00% 2017	5,000	5,695
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2002-74, AMT, 4.25% 2012	910	923
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2006-93-A, AMT, 5.75% 2037	1,715	1,740
Intergovernmental Cooperation Auth., Special Tax Rev. Ref. Bonds (City of Philadelphia Funding Program),
Series 2009, 5.00% 2016	5,500	6,202
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds
(ACTS Retirement — Life Communities, Inc. Obligated Group), Series 2006-B, 5.00% 2015	2,755	2,761
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds
(ACTS Retirement — Life Communities, Inc. Obligated Group), Series 2006-B, 5.00% 2016	2,570	2,555
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds
(ACTS Retirement — Life Communities, Inc. Obligated Group), Series A-1, 5.25% 2017	1,110	1,103
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds
(ACTS Retirement — Life Communities, Inc. Obligated Group), Series A-1, 5.50% 2018	935	934
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds
(ACTS Retirement — Life Communities, Inc. Obligated Group), Series A-1, 5.50% 2019	975	958
Pennsylvania State University Bonds, Series 2009-A, 5.00% 2017	1,500	1,735
City of Philadelphia, Airport Rev. Bonds, Series 2007-A, AMT, FSA insured, 5.00% 2016	1,000	1,018
City of Philadelphia, Water and Wastewater Rev. Bonds, Series 2009-A, 5.75% 2018	2,500	2,789
City of Philadelphia, Water and Wastewater Rev. Bonds, Series 2009-A, 5.75% 2019	3,000	3,331
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds
(Children’s Hospital of Philadelphia Project), Series 2007-A, 4.25% 2016	700	719
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Ref. Bonds (Temple University Hospital),
Series 2007-B, 5.00% 2017	3,000	2,802
City of Pittsburgh, G.O. Ref. Bonds, Series 2008-A-1, 5.00% 2014	2,455	2,507
Health Care Facs. Auth. of Sayre, Rev. Bonds (Guthrie Health Issue), Series 2007, 1.097% 20171	7,665	5,794
University of Pittsburgh- of the Commonwealth System of Higher Education, University Capital Project Bonds,
Series 2005-A, 5.50% 2037 (put 2013)	1,000	1,115
University of Pittsburgh- of the Commonwealth System of Higher Education, University Capital Project Bonds,
Series 2005-A, 5.50% 2039 (put 2013)	1,000	1,115
University of Pittsburgh- of the Commonwealth System of Higher Education, University Capital Project Bonds,
Series 2009-B, 5.00% 2016	5,000	5,728
University of Pittsburgh- of the Commonwealth System of Higher Education, University Capital Project Bonds,
Series 2009-B, 5.00% 2019	2,000	2,240
		87,239

PUERTO RICO — 0.84%
Children’s Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2020 (preref. 2010)	1,010	1,058
Government Dev. Bank, Series 2006-C, AMT, 5.25% 2015	1,000	1,017
Housing Fin. Auth., Capital Fund Modernization Program Bonds (Public Housing Projects), Series 2008, 5.50% 2017	3,930	4,338
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)	1,000	1,108
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series M-2, 5.75% 2034 (put 2017)	5,500	5,701
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series M-2, AMBAC insured, 5.50% 2035 (put 2017)	2,500	2,551
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series N, 5.25% 2016	2,000	1,976
		17,749

RHODE ISLAND — 0.42%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
Series 2002, 5.75% 2009	1,340	1,341
Health and Educational Building Corp., Hospital Fncg. Rev. Ref. Bonds (Lifespan Obligated Group Issue),
Series 2006-A, FSA insured, 5.00% 2015	2,635	2,869
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2011	2,000	2,042
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2014	1,250	1,262
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2015	1,250	1,254
		8,768

SOUTH CAROLINA — 0.93%
Lexington County Health Services Dist., Inc., Hospital Rev. Ref. Bonds (Lexington Medical Center),
Series 2007, 5.00% 2016	1,000	1,046
Piedmont Municipal Power Agcy., Electric Rev. Ref. Bonds, Ref. Series 2008-A-3, 5.00% 2016	1,500	1,569
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2009-B, 5.00% 2016	1,995	2,272
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2009-B, 5.00% 2017	4,190	4,767
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2009-B, 5.00% 2018	1,275	1,446
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
Series 2001-B, 6.00% 2022 (preref. 2012)	1,900	1,999
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Ref. Bonds, Series 2008, 5.00% 2018	4,350	4,350
County of York, Pollution Control Rev. Ref. Bonds (North Carolina Electric Membership Corp. Project),
Series 2000-B-3, 4.00% 2024	2,100	2,085
		19,534

SOUTH DAKOTA — 0.10%
Education Loans Inc., Student Loan Asset-backed Callable Notes, Series 1998-1, AMT, 4.95% 2010	1,070	1,089
Housing Dev. Auth., Multiple Purpose Bonds, Series 2002-A, FSA insured, 4.15% 2009	1,090	1,098
		2,187

TENNESSEE — 0.89%
Housing Dev. Agcy., Homeownership Program Bonds, Issue 2006-1, AMT, 5.75% 2036	1,120	1,136
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2001, 5.00% 2009	1,935	1,936
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2002, 5.05% 2012	2,440	2,500
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
(Wellmont Health System Project), Series 2003, RADIAN insured, 5.00% 2009	200	200
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2013	500	523
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2014	5,000	5,181
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2015	2,000	2,053
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.25% 2017	1,875	1,854
Tennessee State G.O. Bonds, Series A, 5.00% 2022	3,000	3,311
		18,694

TEXAS — 12.77%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland Forest Products Corp. Project),
Series 1991, 5.65% 2012	1,000	937
Austin Community College Dist. Public Fac. Corp., Lease Rev. Bonds (Educational Fac. Project — Round Rock Campus),
Series 2008, 5.25% 2017	1,500	1,692
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds, Series 2008, 5.00% 2018	2,500	2,847
City of Austin (Travis and Williamson Counties), Water and Wastewater System Rev. Ref. Bonds, Series 2009, 5.00% 2018	1,500	1,695
Bexar County Hospital Dist., Combination Tax and Rev. Certificates of Obligation, Series 2008, 5.00% 2017	2,665	2,981
Bexar County Hospital Dist., Combination Tax and Rev. Certificates of Obligation, Series 2008, 5.00% 2018	3,015	3,355
Brownsville Independent School Dist. (Cameron County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2015	2,235	2,565
Brownsville Independent School Dist. (Cameron County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2016	2,000	2,303
Canadian River Municipal Water Auth., Contract Rev. Ref. Bonds (Conjunctive Use Groundwater Supply Project),
Series 2005, AMBAC insured, 5.00% 2014	2,045	2,241
Central Texas Regional Mobility Auth., Rev. Bonds, Series 2005, FGIC-National insured, 0%/4.20% 20153	1,700	1,337
Clint Independent School Dist. (El Paso County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2015	1,025	1,185
Clint Independent School Dist. (El Paso County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2016	1,080	1,250
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010	1,000	1,036
Corpus Christi Independent School Dist., Unlimited Tax School Building Bonds (Nueces County), Series 2009, 5.00% 2019	2,070	2,359
Cypress-Fairbanks Independent School Dist. (Harris County), Unlimited Tax Schoolhouse and Ref. Bonds,
Series A, 5.00% 2016	1,315	1,485
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Bonds, Series 2005, 5.00% 2014	2,590	2,955
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds,
Series 2007-A, 5.00% 2018	5,500	6,279
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev. Ref. Bonds,
Series 2005, 5.00% 2015	955	1,062
Dallas Area Rapid Transit, Sales Tax Rev. Bonds, Series 2008, 5.00% 2018	1,000	1,145
Dallas Area Rapid Transit, Sales Tax Rev. Ref. Bonds, Series 2007, AMBAC insured, 5.00% 2016	2,000	2,304
Dallas County Community College Dist. (Dallas County), G.O. Ref. and Improvement Bonds, Series 2008, 5.00% 2018	5,690	6,549
Donna Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2014	1,000	1,139
Fort Bend County, Fort Bend Independent School Dist., Unlimited Tax Ref. Bonds, Series 2009, 5.00% 2018	1,000	1,127
G.O. Bonds (Veterans’ Housing Assistance Program), Fund II Series 2001-A-1, AMT, 4.85% 2014	1,455	1,544
G.O. Bonds, Water Financial Assistance Bonds (Water Infrastructure Fund), Series 2009, Subseries 2009-A, 5.00% 2019	1,000	1,139
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013	4,250	4,806
Transportation Commission, G.O. Mobility Fund Bonds, Series 2008, 5.00% 2017	4,000	4,629
Transportation Commission, G.O. Mobility Fund Bonds, Series 2008, 5.00% 2018	4,250	4,912
Transportation Commission, G.O. Mobility Fund Bonds, Series 2008, 5.00% 2020	4,000	4,506
Harris County Cultural Education Facs. Fin. Corp., Rev. Bonds (Methodist Hospital System), Series 2008-B, 5.25% 2017	3,500	3,839
Harris County Cultural Education Facs. Fin. Corp., Rev. Bonds (Methodist Hospital System),
Series B-2, 5.00% 2041 (put 2013)	3,000	3,175
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2011	1,500	1,556
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2012	1,750	1,829
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2013	1,000	1,047
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2014	1,500	1,565
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
Series 1997-A, National insured, 6.00% 2010	1,500	1,535
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2010	1,705	1,733
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2011	1,000	1,042
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2010	735	745
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2011	770	797
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2012	810	849
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010	1,585	1,662
Harris County, Metropolitan Transit Auth., Sales and Use Tax Bonds, Series 2009-A, 5.00% 2017	3,990	4,532
Harris County, Tax and Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)	5,000	5,436
Harris County, Toll Road Rev. Bonds, Series 2009-A, 5.00% 2017	1,100	1,255
Harris County, Toll Road Rev. Bonds, Series 2009-A, 5.00% 2020	1,255	1,402
Harris County, Toll Road Rev. Ref. Bonds, Series 2007-A, National insured, 4.50% 2020	2,000	2,085
Harris County, Toll Road Unlimited Tax and Rev. Ref. Bonds, Series 2007-C, 5.00% 2016	5,000	5,786
City of Houston, Airport System Rev. Bonds, Series 1998-B, AMT, FGIC-National insured, 5.25% 2012	915	916
City of Houston, Airport System Rev. Ref. Bonds, Series 2007-B, FGIC-National insured, 5.00% 2017	1,000	1,073
City of Houston, Airport System Rev. Ref. Bonds, Series A, 5.00% 2016	1,100	1,196
City of Houston, Airport System Rev. Ref. Bonds, Series A, 5.00% 2017	1,600	1,728
City of Houston, Airport System Rev. Ref. Bonds, Series A, 5.00% 2019	1,500	1,579
City of Houston, Public Improvement Ref. Bonds, Series 2008-A, 5.00% 2019	3,000	3,344
Houston Independent School Dist. (Harris County), Limited Tax Schoolhouse Bonds, Series 2008, 5.00% 2018	1,500	1,707
Port of Houston Auth. of Harris County, Unlimited Tax Forward Ref. Bonds,
Series 2006-A, AMT, National insured, 5.00% 2015	1,530	1,638
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited Tax School Building Bonds,
Series 2002-A, 5.25% 2011	1,000	1,070
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2002, National insured, 5.00% 2010	1,500	1,543
Mission Econ. Dev. Corp., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2008, AMT, 6.00% 2020 (put 2013)	3,500	3,625
Municipal Gas Acquisition and Supply Corp. I, Gas Supply Rev. Bonds, Series 2006-A, 5.00% 2015	3,500	3,301
Municipal Gas Acquisition and Supply Corp. I, Gas Supply Rev. Bonds, Series 2006-A, 5.25% 2017	1,500	1,391
Municipal Gas Acquisition and Supply Corp. II, Gas Supply Rev. Bonds, Series 2007-A, 1.122% 20171	2,500	2,061
North Central Texas Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
Series 2002, 5.50% 2010	1,140	1,165
North Texas Tollway Auth. System, Rev. Ref. Bonds, Current Interest Bonds, Series 2008-A, 5.50% 2018	3,000	3,204
North Texas Tollway Auth. System, Rev. Ref. Bonds, Current Interest Bonds, Series 2008-A, 6.00% 2019	5,000	5,455
North Texas Tollway Auth. System, Rev. Ref. Bonds, Series 2008-E, Subseries 2008-E-3, 5.75% 2038 (put 2016)	9,850	10,191
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds, Series 2003, 5.00% 2010	1,000	1,048
Plano Independent School Dist. (Collin County), School Building Unlimited Tax Bonds, Series 2008-A, 5.00% 2017	1,000	1,152
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002-A, 5.50% 2010	4,740	4,854
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
Series 2002-B, RADIAN insured, 5.00% 2009	5,200	5,215
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC-National insured, 5.50% 2010	1,000	1,026
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2007, AMT, FSA insured, 5.00% 2016	1,000	1,029
City of San Antonio, Passenger Fac. Charge and Airport System Rev. Improvement Bonds,
Series 2007, AMT, FSA insured, 5.00% 2016	1,000	1,029
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, New Series 2007, 5.00% 2018	4,000	4,477
City of San Antonio, Electric and Gas Systems Rev. Bonds, New Series 2006-A, 5.00% 2015	1,000	1,135
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.375% 2015	5,480	6,319
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2003-A, 5.25% 2014	1,500	1,707
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2008-A, 5.50% 2015	2,000	2,318
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2009-D, 5.00% 2017	2,000	2,274
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2009-D, 5.00% 2018	2,500	2,831
City of San Antonio, General Improvement and Ref. Bonds, Series 2005, 5.25% 2015	10,000	11,594
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011	985	1,067
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011 (escrowed to maturity)	50	54
Tarrant County Cultural Education Facs. Fin. Corp., Health Resources System Rev. Ref. Bonds, Series 2007-A, 5.00% 2016	1,000	1,051
Tarrant County Cultural Education Facs. Fin. Corp., Health Resources System Rev. Ref. Bonds, Series 2007-A, 5.00% 2017	1,000	1,054
Tarrant County Cultural Education Facs. Fin. Corp., Hospital Rev. Bonds (Scott and White Memorial Hospital and Scott,
Sherwood and Brindley Foundation Project), Series 2008-A, 5.00% 2017	1,500	1,545
Tarrant County Cultural Education Facs. Fin. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Project),
Series 2007, 5.00% 2015	1,170	1,160
Tarrant County Cultural Education Facs. Fin. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Project),
Series 2007, 5.00% 2016	1,280	1,257
Tarrant Regional Water Dist., A Water Control and Improvement Dist., Water Rev. Ref. and Improvement Bonds,
Series 2009, 5.00% 2020	1,710	1,886
Board of Regents of the Texas A&M University System, Series A, 5.00% 2020	2,500	2,848
Board of Regents of the Texas State University System, Rev. Fncg. System Rev. Ref. Bonds,
Series 2002, FSA insured, 5.00% 2010	400	411
Board of Regents of Texas Tech University System, Rev. Fncg. System Ref. and Improvement Bonds,
Series 2009-12, 5.00% 2018	3,050	3,437
Board of Regents of Texas Tech University System, Rev. Fncg. System Ref. and Improvement Bonds,
Series 2009-12, 5.00% 2020	3,000	3,326
Tomball Hospital Auth., Hospital Rev. Ref. Bonds, Series 2005, 5.00% 2015	1,355	1,232
Transportation Commission, State Highway Fund Rev. Bonds, Series 2007, 5.00% 2015	1,000	1,149
Transportation Commission, State Highway Fund Rev. Bonds, Series 2007, 5.00% 2017	2,500	2,884
Board of Regents of the University of Houston System, Consolidated Rev. and Ref. Bonds, Series 2009, 5.00% 2017	1,060	1,203
Board of Regents of the University of Houston System, Consolidated Rev. and Ref. Bonds, Series 2009, 5.00% 2018	1,000	1,130
Board of Regents of the University of Houston System, Consolidated Rev. and Ref. Bonds, Series 2009, 5.00% 2020	2,200	2,447
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 2008-A, 5.25% 2019	2,000	2,319
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2002-B, 5.25% 2015	6,670	7,802
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2004-B, 5.25% 2016	10,090	11,851
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System),
Series 2003, National insured, 5.00% 2010 (escrowed to maturity)	2,040	2,134
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System),
Series 2003, National insured, 5.00% 2011 (escrowed to maturity)	3,715	4,025
Weslaco Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2015	2,360	2,709
		269,410

UTAH — 0.87%
Housing Corp., Single-family Mortgage Bonds, Series 2002-C-2, Class III, AMT, 5.25% 2018	840	830
Housing Corp., Single-family Mortgage Bonds, Series 2002-D-2, Class III, AMT, 5.00% 2018	445	448
Housing Corp., Single-family Mortgage Bonds, Series 2002-E-2, Class III, AMT, 4.95% 2019	325	310
Housing Corp., Single-family Mortgage Bonds, Series 2007-A-1, Class III, AMT, 4.625% 2027	950	847
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
1998 Issue D-2, AMT, 5.25% 2012	15	15
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1998-E-1, AMT, 5.25% 2012	10	10
Intermountain Power Agcy., Subordinated Power Supply, Rev. Ref. Bonds, Series 2007-A, AMBAC insured, 5.00% 2018	5,000	5,356
Intermountain Power Agcy., Subordinated Power Supply, Rev. Ref. Bonds, Series 2009-A, 5.00% 2015	4,000	4,406
Transit Auth., Sales Tax Rev. Bonds, Series 2008-A, FSA insured, 5.25% 2019	5,250	6,143
		18,365

VIRGINIA — 0.80%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Solid Waste Disposal Rev. Bonds (Waste Management, Inc.),
Series 2002, AMT, 6.25% 2027 (put 2012)	1,000	1,033
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT, AMBAC insured, 6.10% 2011	2,000	2,078
Industrial Dev. Auth. of the Town of Louisa, Pollution Control Rev. Ref. Bonds (Virginia Electric and Power Co. Project),
Series 2008-C, 5.00% 2035 (put 2011)	3,000	3,112
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2011	1,500	1,585
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012	1,000	1,071
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2006, AMT, FSA insured, 5.50% 2014	2,735	3,019
Public Building Auth., Public Facs. Rev. Bonds, Series 2008-B, 5.00% 2014	1,525	1,759
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2005-C, 5.00% 2015	1,750	2,032
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.25% 2019 (preref. 2012)	1,230	1,294
		16,983

VIRGIN ISLANDS — 0.23%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	4,765	4,822

WASHINGTON — 2.69%
Central Puget Sound Regional Transit Auth., Sales Tax and Motor Vehicle Excise Tax Bonds,
Series 1999, FGIC-National insured, 5.25% 2021	7,445	8,559
Public Utility Dist. No. 1 of Clark County, Electric System Rev. and Ref. Bonds,
Series 2007, FGIC-National insured, 5.00% 2017	2,000	2,178
Energy Northwest, Electric Rev. Ref. Bonds (Project 1), Series 2009-A, 5.25% 2018	3,000	3,411
Energy Northwest, Project 1 Electric Rev. Ref. Bonds, Series 2007-C, 5.00% 2017	3,000	3,384
G.O. Bonds and Motor Vehicle Fuel Tax G.O. Bonds, Series 1992-B and AT-7, 6.40% 2017	9,400	11,367
Various Purpose G.O. Ref. Bonds, Series R-2005-A, AMBAC insured, 5.00% 2020	1,500	1,620
Various Purpose G.O. Ref. Bonds, Series R-2006-A, AMBAC insured, 5.00% 2015	2,500	2,882
Health Care Facs. Auth., Rev. Bonds (Kadlec Medical Center), Series 2006-A, ASSURED GUARANTY insured, 5.00% 2013	915	989
King County, Public Hospital Dist. No. 1, Limited Tax G.O. and Ref. Bonds,
Series 2008-A, ASSURED GUARANTY insured, 5.00% 2016	2,595	2,944
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2011	1,895	2,013
Public Utility Dist. No. 1 of Lewis County, Rev. Ref. Bonds (Cowlitz Falls Hydroelectric Project),
Series 2003, XLCA insured, 5.00% 2011	2,000	2,145
North Kitsap School Dist. No. 400, Kitsap County, Unlimited Tax G.O. Ref. Bonds,
Series 2005, FSA insured, 5.00% 2013	1,000	1,136
City of Seattle, Municipal Light and Power Improvement and Rev. Ref. Bonds, Series 2008, 5.25% 2015	1,500	1,720
City of Seattle, Municipal Light and Power Improvement and Rev. Ref. Bonds, Series 2008, 5.25% 2019	2,000	2,286
City of Seattle, Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010	1,000	1,003
Housing Auth. of the City of Seattle, Capital Fund Program Rev. Bonds (High Rise Rehabilitation Program — Phase III),
Series 2007, AMT, FSA insured, 4.55% 2017	1,585	1,697
Public Utility Dist. No. 1 of Snohomish County, Electric System Rev. Ref. Bonds, Series 2005, FSA insured, 5.00% 2019	2,000	2,172
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
Series 2002-B, FSA insured, 5.25% 2011	2,000	2,196
Snohomish County, Limited Tax G.O. Ref. Bonds, Series 2005-B, FGIC-National insured, 5.00% 2014	1,115	1,271
City of Spokane, Regional Solid Waste Management System, Rev. Ref. Bonds, Series 2001, AMBAC insured, 5.25% 2011	1,650	1,776
		56,749

WISCONSIN — 2.56%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2010 (escrowed to maturity)	750	780
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.75% 2012 (escrowed to maturity)	3,000	3,346
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027 (preref. 2012)	675	734
Clean Water Rev. Ref. Bonds, Series 2004-2, National insured, 5.00% 2020	3,000	3,242
City of Franklin, Regional Solid Waste Fin. Commission, Demand Solid Waste Disposal Rev. Bonds
(Waste Management of Wisconsin, Inc. Project), Series 2003-A, AMT, 4.95% 2016	3,500	3,290
G.O. Bonds, Series 2003-C, 5.25% 2014	7,770	8,920
G.O. Bonds, Series 2008-C, 5.00% 2022	4,000	4,354
G.O. Bonds, Series 2008-D, 5.00% 2017	2,500	2,864
G.O. Ref. Bonds, Series 2005-1, National insured, 5.00% 2017	2,500	2,778
General Fund Annual Appropriation Bonds, Series 2009-A, 5.00% 2018	2,000	2,209
General Fund Annual Appropriation Bonds, Series 2009-A, 5.00% 2019	1,500	1,642
Health and Educational Facs. Auth., Rev. and Ref. Bonds (Wheaton Franciscan Services, Inc. System),
Series 2002, 6.00% 2016 (preref. 2012)	1,230	1,396
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health Obligated Group),
Series 2001, 5.65% 2009	1,935	1,947
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
Series 2003-D, FSA insured, 5.00% 2011	2,515	2,686
Health and Educational Facs. Auth., Rev. Bonds (Thedacare, Inc.), Series 2009-A, 5.25% 2017	2,000	2,111
Health and Educational Facs. Auth., Rev. Bonds (Thedacare, Inc.), Series 2009-B, 5.00% 2017	2,000	2,076
Health and Educational Facs. Auth., Rev. Bonds (Wheaton Franciscan Services, Inc. System), Series 2003-A, 5.00% 2012	2,065	2,043
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R, 5.50% 2010	2,200	2,316
Village of Weston, Pollution Control Rev. Ref. Bonds (Wisconsin Public Service Corp. Projects), Series 2006, 3.95% 2013	5,000	5,286
		54,020

MULTI-STATE — 0.36%
MuniMae TE Bond Subsidiary, LLC, Series A, AMT, 6.875% cumulative preferred (undated)2	2,000	1,620
MuniMae TE Bond Subsidiary, LLC, Series A-2, AMT, 4.90% cumulative preferred (undated)2	2,000	1,506
MuniMae TE Bond Subsidiary, LLC, Series A-3, AMT, 4.95% cumulative preferred (undated)2	6,000	4,516
		7,642

Total bonds & notes (cost: $1,951,289,000)		1,974,236

Short-term securities — 6.11%

State of Arizona, Salt River Project Agricultural Improvement & Power Dist., Series B, TECP, 0.33% 9/2/2009	3,000	3,000
State of Arizona, Salt River Project Agricultural Improvement & Power Dist., Series C, TECP, 0.28% 8/6/2009	2,400	2,400
Industrial Dev. Auth. of the County of Pima, Arizona, Industrial Dev. Rev. Bonds (Tucson Electric Power Co. Project),
Series 2008-B, 0.36% 20291	1,400	1,400
Colorado Educational and Cultural Facs. Auth., Demand Rev. Bonds (National Jewish Federation Bond Program),
Series D-5, 0.38% 20381	3,000	3,000
Colorado Educational and Cultural Facs. Auth., Demand Rev. Bonds (National Jewish Federation Bond Program),
Series A-4, 0.38% 20341	1,595	1,595
Colorado Educational and Cultural Facs. Auth., Demand Rev. Bonds (National Jewish Federation Bond Program),
Series D-1, 0.38% 20361	3,100	3,100
State of Colorado, General Fund Tax and Rev. Anticipation Notes, Series 2009-A, 2.00% 6/25/2010	4,000	4,057
State of Connecticut Health and Educational Facs. Auth., Rev. Bonds (Greater Hartford YMCA Issue),
Series B, 0.34% 20381	2,500	2,500
State of Connecticut, Health and Educational Facs. Auth. Rev. Bonds (Yale University Issue),
Series S-2, TECP, 0.30% 9/3/2009	2,000	2,000
State of Florida, Jacksonville Electric Auth., Rev. Bonds, Series 2000-B, TECP, 0.50% 8/24/2009	5,000	5,000
Commonwealth of Massachusetts, G.O. Demand Bonds, Consolidated Loan of 2006, Series A, 0.47% 20261	4,550	4,550
City of Minneapolis, Minnesota, G.O. Library Bonds, Series 2003, 0.39% 20321	1,365	1,365
Montana Fac. Fin. Auth., Demand Rev. Bonds (Sisters of Charity of Leavenworth Health System),
Series 2003, 0.38% 20251	210	210
New Hampshire Health and Education Facs. Auth., Rev. Bonds (Dartmouth College Issue), Series 2007-B, 0.30% 20411	2,000	2,000
Las Vegas Valley Water Dist., Nevada, G.O. (Limited Tax) Water Improvement Bonds, Series 2006-B, 0.55% 20361	5,800	5,800
Dormitory Auth. of the State of New York, Rev. Bonds (Cornell University), Series 2008-C, 0.30% 20371	1,900	1,900
Kent State University, General Receipts Bonds (State University of Ohio), Series 2009, 0.30% 20311	2,895	2,895
Hospital Facs. Auth. of the City of Medford, Oregon, Demand Rev. Bonds (Rogue Valley Manor Project),
Series 2007, 0.38% 20371	5,700	5,700
State of Oregon, Full Faith and Credit Tax Anticipation Notes, Series 2009-A, 2.50% 6/30/2010	5,000	5,094
South Carolina Public Service Auth. (Santee Cooper), Rev. Notes, Series 1998, TECP, 0.28% 9/10/2009	2,795	2,795
Lawrence County, South Dakota, Solid Waste Disposal Rev. Bonds (Homestake Mining Co. of California Project),
Series 1997-A, AMT, 0.39% 20321	3,000	3,000
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund),
Series 2001, 0.35% 20311	875	875
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund),
Series 2008, 0.35% 20381	2,800	2,800
Public Building Auth. of the County of Montgomery, Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool),
Series 2004, 0.35% 20341	3,000	3,000
Public Building Auth. of the County of Montgomery, Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool),
Series 2008, 0.35% 20381	3,955	3,955
State of Texas, Gulf Coast Industrial Dev. Auth., Environmental Facs. Rev. Bonds (CITGO Petroleum Corp. Project),
Series 2001, AMT, 0.43% 20311	300	300
Harris County, Texas, Tax Anticipation Notes, Series 2009, 2.00% 2/25/2010	3,000	3,030
Harris County, Texas, Unlimited Notes, Series C, TECP, 0.30% 8/14/2009	1,900	1,900
Harris County, Texas, Unlimited Notes, Series C, TECP, 0.30% 9/8/2009	2,000	2,000
City of Houston, Texas, Tax and Rev. Anticipation Notes, Series 2009, 2.50% 6/30/2010	4,000	4,077
City of Houston, Texas, Hotel Occupancy Tax and Parking Rev. Notes, Series A, TECP, 0.30% 9/2/2009	1,500	1,500
Board of Regents of the Texas A&M University System, Rev. Fncg. System Notes, Series B, TECP, 0.30% 9/10/2009	4,000	3,999
State of Texas, Tax and Rev. Anticipation Notes, Series 2008, 3.00% 8/28/2009	20,000	20,040
Texas Public Fin. Auth., G.O. Notes, Series 2002-A, TECP, 0.25% 8/27/2009	2,000	2,000
Texas Public Fin. Auth., G.O. Notes, Series 2002-A, TECP, 0.25% 8/27/2009	1,400	1,400
State of Texas, Harris County Cultural Educational Facs. Fin. Corp., Rev. Bonds
(Young Men’s Christian Assn. of the Greater Houston Area), Series 2008-A, 0.38% 20381	2,300	2,300
State of Virginia, Norfolk Redev. and Housing Auth., Demand Rev. and Ref. Bonds
(Old Dominion University Real Estate Foundation Student Housing, LLC University Village Student Housing Project),
Series 2008, 0.35% 20331	2,200	2,200
State of Wisconsin, Operating Notes of 2009, 2.50% 6/15/2010	10,000	10,179

Total short-term securities (cost: $128,888,000)		128,916

Total investment securities (cost: $2,080,177,000)		2,103,152
Other assets less liabilities		6,889

Net assets		$2,110,041

1Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

2Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,393,000, which represented .54% of the net assets of the fund.

3Step bond; coupon rate will increase at a later date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-943-0909O-S21431

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Limited Term Tax-Exempt Bond Fund of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Limited Term Tax-Exempt Bond Fund of America (the "Fund") as of July 31, 2009, and for the year then ended and have issued our unqualified report thereon dated September 14, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of July 31, 2009 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
September 14, 2009

Financial statements

Statement of assets and liabilities
at July 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,080,177)		$2,103,152
Cash		170
Receivables for:
Sales of investments	$3,845
Sales of fund's shares	10,820
Interest	23,104	37,769
		2,141,091
Liabilities:
Payables for:
Purchases of investments	25,674
Repurchases of fund's shares	2,855
Dividends on fund's shares	1,279
Investment advisory services	477
Services provided by affiliates	656
Trustees' deferred compensation	85
Other	24	31,050
Net assets at July 31, 2009		$2,110,041

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,096,423
Undistributed net investment income		128
Accumulated net realized loss		(9,485)
Net unrealized appreciation		22,975
Net assets at July 31, 2009		$2,110,041

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (139,607 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$1,700,190	112,490	$15.11
Class B	24,971	1,652	15.11
Class C	73,115	4,838	15.11
Class F-1	108,283	7,164	15.11
Class F-2	203,482	13,463	15.11

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.50.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2009	(dollars in thousands)

Investment income:
Income:
Interest		$63,755

Fees and expenses*:
Investment advisory services	$4,564
Distribution services	5,055
Transfer agent services	307
Administrative services	249
Reports to shareholders	47
Registration statement and prospectus	335
Trustees' compensation	(7)
Auditing and legal	66
Custodian	8
Federal and state income taxes	4
Other state and local taxes	11
Other	22
Total fees and expenses before waiver	10,661
Less investment advisory services waiver	162
Total fees and expenses after waiver		10,499
Net investment income		53,256

Net realized loss and unrealized appreciation on investments
Net realized loss on investments		(6,520)
Net unrealized appreciation on investments		33,918
Net realized loss and unrealized appreciation on investments		27,398
Net increase in net assets resulting from operations		$80,654

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended July 31
	2009	2008
Operations:
Net investment income	$53,256	$36,697
Net realized (loss) gain on investments	(6,520)	283
Net unrealized appreciation (depreciation) on investments	33,918	(9,252)
Net increase in net assets resulting from operations	80,654	27,728

Dividends paid or accrued to shareholders from net investment income	(53,120)	(36,708)

Net capital share transactions	891,880	241,493

Total increase in net assets	919,414	232,513

Net assets:
Beginning of year	1,190,627	958,114
End of year (including undistributed and distributions in excess of net investment income: $128 and $(18), respectively)	$2,110,041	$1,190,627

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from regular federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal bonds. The fund’s portfolio maintains a dollar-weighted average maturity between three and 10 years.

The fund offers five share classes, some of which are only available to limited categories of investors. In addition, Class R-5 shares were only available through June 15, 2009. The fund’s current share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Classes F-1 and F-2	None	None	None
*Class B and C shares of the fund are no longer available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

As of and during the period ended July 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2009, the fund reclassified $41,000 from accumulated net realized loss to undistributed net investment income and $31,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed tax-exempt income		$1,277
Capital loss carryforwards*:
Expiring 2011	$(2,286)
Expiring 2012	(638)
Expiring 2017	(1,493)	(4,417)
Post-October capital loss deferrals (realized during the period November 1, 2008, through July 31, 2009)†		(5,069)
Gross unrealized appreciation on investment securities		50,503
Gross unrealized depreciation on investment securities		(27,314)
Net unrealized appreciation on investment securities		23,189
Cost of investment securities		2,079,963
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

	Year ended July 31
Share class	2009	2008
Class A	$43,453	$30,009
Class B	685	790
Class C	1,769	1,622
Class F-1	3,185	2,209
Class F-2*	996	-
Class R-5†	3,032	2,078
Total	$53,120	$36,708

*Class F-2 shares were offered beginning August 1, 2008.
†Class R-5 shares were only available through June 15, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended July 31, 2009, total investment advisory services fees waived by CRMC were $162,000. As a result, the fee shown on the accompanying financial statements of $4,564,000, which was equivalent to an annualized rate of 0.285%, was reduced to $4,402,000, or 0.275% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2009, unreimbursed expenses subject to reimbursement totaled $2,654,000 for Class A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F-1	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services
Class A	$3,889	$301	Not applicable	Not applicable
Class B	255	6	Not applicable	Not applicable
Class C	673	Included in administrative services	$47	$3
Class F-1	238		84	5
Class F-2*	Not applicable		21	1
Class R-5†	Not applicable		85	3
Total	$5,055	$307	$237	$12
* Class F-2 shares were offered beginning August 1, 2008.
†Class R-5 shares were only available through June 15, 2009.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1994, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(7,000), shown on the accompanying financial statements, includes $18,000 in current fees (either paid in cash or deferred) and a net decrease of $25,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2009, all of the fund’s investment securities were classified as Level 2.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2009
Class A	$1,136,317	76,977	$35,686	2,407	$(464,948)	(31,573)	$707,055	47,811
Class B	10,105	684	530	36	(11,267)	(762)	(632)	(42)
Class C	36,261	2,457	1,423	96	(25,062)	(1,703)	12,622	850
Class F-1	101,062	6,856	2,578	174	(70,535)	(4,777)	33,105	2,253
Class F-2(2)	210,963	14,237	557	37	(12,074)	(811)	199,446	13,463
Class R-5(3)	112,606	7,611	1,242	84	(173,564)	(11,732)	(59,716)	(4,037)
Total net increase
(decrease)	$1,607,314	108,822	$42,016	2,834	$(757,450)	(51,358)	$891,880	60,298

Year ended July 31, 2008
Class A	$455,888	30,010	$23,424	1,547	$(263,618)	(17,348)	$215,694	14,209
Class B	2,461	162	587	39	(7,933)	(522)	(4,885)	(321)
Class C	13,233	871	1,278	84	(14,440)	(950)	71	5
Class F-1	57,621	3,794	1,512	100	(37,141)	(2,447)	21,992	1,447
Class R-5	18,956	1,244	713	47	(11,048)	(728)	8,621	563
Total net increase
(decrease)	$548,159	36,081	$27,514	1,817	$(334,180)	(21,995)	$241,493	15,903

(1) Includes exchanges between share classes of the fund.
(2) Class F-2 shares were offered beginning August 1, 2008.
(3) Class R-5 shares were only available through June 15, 2009.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $942,481,000 and $105,707,000, respectively, during the year ended July 31, 2009.

8. Subsequent events

As of September 14, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers(4)		Ratio of net income to average net assets(4)
Class A:
Year ended 7/31/2009	$15.01	$.50	$.10	$.60	$(.50)	$15.11	4.12%	$1,700	.64%		.63%		3.36%
Year ended 7/31/2008	15.11	.54	(.10)	.44	(.54)	15.01	2.91	971	.66		.63		3.51
Year ended 7/31/2007	15.14	.53	(.03)	.50	(.53)	15.11	3.33	763	.68		.65		3.47
Year ended 7/31/2006	15.34	.50	(.20)	.30	(.50)	15.14	2.00	800	.66		.63		3.30
Year ended 7/31/2005	15.33	.51	.01	.52	(.51)	15.34	3.40	857	.66		.64		3.29
Class B:
Year ended 7/31/2009	15.01	.40	.10	.50	(.40)	15.11	3.40	25	1.34		1.33		2.69
Year ended 7/31/2008	15.11	.43	(.10)	.33	(.43)	15.01	2.18	25	1.37		1.34		2.83
Year ended 7/31/2007	15.14	.42	(.03)	.39	(.42)	15.11	2.62	30	1.38		1.35		2.78
Year ended 7/31/2006	15.34	.40	(.20)	.20	(.40)	15.14	1.30	41	1.37		1.33		2.59
Year ended 7/31/2005	15.33	.40	.01	.41	(.40)	15.34	2.69	50	1.37		1.35		2.59
Class C:
Year ended 7/31/2009	15.01	.39	.10	.49	(.39)	15.11	3.35	73	1.39		1.38		2.64
Year ended 7/31/2008	15.11	.42	(.10)	.32	(.42)	15.01	2.14	60	1.42		1.38		2.77
Year ended 7/31/2007	15.14	.42	(.03)	.39	(.42)	15.11	2.56	60	1.44		1.41		2.72
Year ended 7/31/2006	15.34	.39	(.20)	.19	(.39)	15.14	1.25	78	1.41		1.38		2.55
Year ended 7/31/2005	15.33	.38	.01	.39	(.38)	15.34	2.57	100	1.49		1.47		2.46
Class F-1:
Year ended 7/31/2009	15.01	.50	.10	.60	(.50)	15.11	4.11	108	.66		.64		3.33
Year ended 7/31/2008	15.11	.53	(.10)	.43	(.53)	15.01	2.89	74	.67		.64		3.49
Year ended 7/31/2007	15.14	.53	(.03)	.50	(.53)	15.11	3.32	52	.68		.65		3.46
Year ended 7/31/2006	15.34	.50	(.20)	.30	(.50)	15.14	2.00	46	.66		.63		3.29
Year ended 7/31/2005	15.33	.50	.01	.51	(.50)	15.34	3.32	40	.74		.72		3.20
Class F-2:
Period from 8/18/2008 to 7/31/2009	15.15	.50	(.04)	.46	(.50)	15.11	3.15	204	.38	(5)	.38	(5)	3.51	(5)
Class R-5:
Period from 8/1/2008 to 6/15/2009(6)	15.01	.46	(.21)	.25	(.47)	14.79	1.70	-	.42	(5)	.41	(5)	3.58	(5)
Year ended 7/31/2008	15.11	.57	(.10)	.47	(.57)	15.01	3.13	61	.44		.41		3.74
Year ended 7/31/2007	15.14	.56	(.03)	.53	(.56)	15.11	3.55	53	.46		.43		3.69
Year ended 7/31/2006	15.34	.53	(.20)	.33	(.53)	15.14	2.22	41	.44		.41		3.52
Year ended 7/31/2005	15.33	.54	.01	.55	(.54)	15.34	3.63	48	.44		.42		3.51

	Year ended July 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	7%	16%	26%	25%	12%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services.
(5)Annualized.
(6)Class R-5 shares were only available through June 15, 2009.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 14, 2009

Tax information
  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended July 31, 2009:

Exempt interest dividends	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.